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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

QLT INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

January 4, 2016

To the Shareholders of QLT Inc.

I am pleased to invite you to attend a special meeting (the "Special Meeting") of shareholders of QLT Inc. ("QLT") to be held on Thursday, February 11, 2016 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) at Suite 1800–510 West Georgia Street, Vancouver, British Columbia V6B 0M3.

The attached Notice of Special Meeting and Proxy Statement provide details of the business to be conducted at the Special Meeting. The Notice of Special Meeting and Proxy Statement and the Instrument of Proxy (or voting information form) are first being mailed to shareholders on or about January 12, 2016. The Annual Report on Form 10-K was previously mailed to shareholders on May 12, 2015.

Your vote is very important to us. Whether or not you plan to attend our Special Meeting, please communicate your vote in accordance with the instructions in the Proxy Statement and the enclosed Instrument of Proxy (or voting information form).

Thank you for your continued support of QLT and I look forward to seeing you at the Special Meeting on February 11, 2016.

Sincerely,

QLT Inc.

Dr. Geoffrey F. Cox Interim Chief Executive Officer

QLT Inc.
887 Great Northern Way, Suite 250
Vancouver, British Columbia, V5T 4T5

Notice of Special Meeting of Shareholders to be held on February 11, 2016

  NOTICE IS HEREBY GIVEN that the Special Meeting of shareholders of QLT Inc. ("QLT" or the "Company") will be held at Suite 1800–510 West Georgia Street, Vancouver, British Columbia V6B 0M3 on Thursday, February 11, 2016 at 10:00 AM (Pacific Time) for the following purposes, each of which is described in more detail in the accompanying Proxy Statement (the "Proxy Statement"):

1.
To approve a reorganization of QLT's share capital pursuant to a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia).

2.
To transact such other business as may properly come before the Special Meeting, or at any adjournments or postponements thereof.

  You are entitled to receive notice of and attend the Special Meeting, and may vote at the Special Meeting, if you were a shareholder of QLT at the close of business on January 4, 2016, which we refer to as the "record date." If you were a registered shareholder on January 4, 2016 and you are unable to attend the Special Meeting in person, you may vote by proxy on the matters to be considered at the Special Meeting. Please read the notes accompanying the Instrument of Proxy enclosed with these materials and then follow the instructions for voting by proxy contained in this Proxy Statement. If on January 4, 2016, your shares in QLT were held of record in your brokerage firm, securities dealer, trust company, bank or another similar organization, you may vote at the Special Meeting if you complete a voting information form obtained from that organization issued in your name and carefully follow any instructions that are provided to you in connection with that voting information form, or if you follow the instructions contained in this Proxy Statement for submitting another form of written documentation to appoint yourself, or your nominee, as a proxyholder.

  In order for it to be voted at the Special Meeting, a proxy must be received (whether delivered by mail, telephone or Internet) by no later than 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) on Tuesday, February 9, 2016 by our registrar and transfer agent, Computershare Investor Services Inc., Attn: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, telephone number: 1-866-732-VOTE (8683), website: www.investorvote.com. The Chairman of the Special Meeting may determine, in his sole discretion, to accept or reject an Instrument of Proxy that is delivered in person to the Chairman at the Special Meeting as to any matter in respect of which a vote has not already been cast.

The enclosed Instrument of Proxy is solicited by our Board of Directors and management, but you may amend it if you wish by striking out the names listed in the Instrument of Proxy and inserting in the space provided the name of the person you wish to represent you at the Special Meeting.

DATED at Vancouver, British Columbia, this 4th day of January, 2016.

 BY ORDER OF THE BOARD OF DIRECTORS

Dr. Geoffrey F. Cox
Interim Chief Executive Officer

Whether or not you plan to attend the Special Meeting, please communicate your vote in accordance with the instructions in the Proxy Statement and the enclosed Instrument of Proxy (or voting information form) as soon as possible. If you are able to attend the Special Meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

This Proxy Statement and our Annual Report for the fiscal year ended December 31, 2014 are available at www.qltinc.com by clicking on "2016 Proxy Materials for Special Meeting and Annual Report" or directly at: http://phx.corporate-ir.net/phoenix.zhtml?c=67181&p=irol-proxy

QLT INC.
887 Great Northern Way, Suite 250
Vancouver, British Columbia, V5T 4T5

PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 11, 2016

        We are providing you this Notice of Special Meeting and Proxy Statement, together with the enclosed Instrument of Proxy, because our Board of Directors and management are soliciting your proxy to vote at the Special Meeting of shareholders to be held on February 11, 2016 (the "Special Meeting"). This Proxy Statement contains information about the matters being voted on at the Special Meeting and important information about QLT. Unless otherwise stated, information in this Proxy Statement is given as of January 4, 2016. As many of our shareholders are expected to be unable to attend the Special Meeting in person, proxies are solicited, to give each shareholder an opportunity to vote on all matters that properly come before the Special Meeting. QLT intends to mail this Proxy Statement and accompanying Instrument of Proxy or voting information form ("VIF"), as applicable, on or about January 12, 2016 to all shareholders of record as of the close of business on January 4, 2016, which we refer to as the "record date."

        We use a number of abbreviations in this Proxy Statement. We refer to QLT Inc. as "QLT" or "the Company," "we," "us" or "our" and to our board of directors as the "Board" or the "Board of Directors." The term "proxy solicitation materials" includes this Proxy Statement and the enclosed Instrument of Proxy or VIF, as applicable. References to "2014" and "2015" mean our 2014 fiscal year which began on January 1, 2014 and ended on December 31, 2014 and our 2015 fiscal year which began on January 1, 2015 and ended on December 31, 2015, respectively. Our Special Meeting of Shareholders to be held on Thursday, February 11, 2016 is referred to as the "Special Meeting" or the "Meeting." References in this Proxy Statement to the Special Meeting include any adjournment or postponement of the Special Meeting.

        Enclosed in the mailing of this Proxy Statement is a copy of a prospectus (the "Aralez Prospectus") of Aralez Pharmaceuticals Inc. ("Aralez") relating to the common shares of Aralez (the "Aralez Shares") that QLT intends to distribute to its shareholders pursuant to the Special Distribution (as defined below). The Aralez Prospectus includes a detailed description of the Aralez Shares and material information with respect to Aralez. In addition to this Proxy Statement, we encourage you to read the enclosed Aralez Prospectus in its entirety.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT
AND OUR SPECIAL MEETING

Why did I receive this Proxy Statement?

        You are receiving these proxy materials from us because you owned common shares of QLT at the close of business on the record date. When you vote using the Instrument of Proxy, you appoint Mr. Jason M. Aryeh or, failing him, Dr. Geoffrey Cox, as your representative at the Special Meeting. Mr. Aryeh and Dr. Cox will vote your shares at the Special Meeting as you have instructed them on the Instrument of Proxy. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is a good idea to vote by proxy in advance of the Special Meeting in case your plans change. You have the right to appoint another person to attend and act on your behalf at the Special Meeting other than the persons named in the enclosed Instrument of Proxy. To exercise this right, you should strike out the names of the persons named in the Instrument of Proxy and insert the name of your nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of QLT.

 Can I access the proxy materials on the Internet?

        Yes. This Proxy Statement is available on our website at www.qltinc.com by clicking "2016 Proxy Materials for Special Meeting and Annual Report" or directly at: http://phx.corporate-ir.net/phoenix.zhtml?c=67181&p=irol-proxy.

 What is the date, time and place of the Special Meeting?

        The Special Meeting will be held at Suite 1800–510 West Georgia Street, Vancouver, British Columbia V6B 0M3, on Thursday, February 11, 2016 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time).

Who is entitled to vote at the Special Meeting?

        Only shareholders of record at the close of business on the record date may vote at the Special Meeting. On a show of hands every shareholder present in person has one vote, and on a poll every shareholder present in person or by proxy has one vote, for each QLT common share registered in such shareholder's name. There are no other classes of voting securities other than the common shares. Cumulative voting is not permitted.

What am I voting on at the Special Meeting?

        At the Special Meeting, shareholders will be asked to approve a reorganization of QLT's share capital pursuant to a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) (the "Reorganization of Share Capital") pursuant to the shareholder resolution under the heading "Approval of the Reorganization of Share Capital Pursuant to an Arrangement".

        QLT does not know of any business or proposals to be considered at the Special Meeting other than those set out in this Proxy Statement. If any other business is proposed and properly presented at the Special Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion. The proxy holders intend to vote the shares they represent as directed by our Board.

How does the Board recommend that I vote?

        Our Board believes that the resolution being put to the shareholders at the Special Meeting is in the best interests of QLT and our shareholders and, accordingly, recommends that each shareholder vote such shareholder's shares "FOR" the approval of the Reorganization of Share Capital.

What vote is required to approve each proposal?

        Broker Non-Votes and Abstentions.    Common shares that are represented by "broker non-votes" (i.e., common shares held by a bank, broker or other holder of record holding shares for a beneficial owner that are represented at the Special Meeting but with respect to which the bank, broker or other holder of record is not empowered to vote on a particular proposal) and common shares held by holders who abstain from voting (or vote "withhold") on any matter will have no effect on the legal outcome of the matter, but are included for quorum purposes. We encourage all shareholders that hold shares through a bank, broker or other holder of record to provide voting instructions to such parties well in advance of the Special Meeting to ensure that their shares are voted at the Special Meeting.

        Approval of Reorganization of Share Capital.    The proposed Reorganization of Share Capital will require the affirmative vote of two-thirds of the common shares voted at the Special Meeting for approval.

Who may attend the Special Meeting?

        All QLT shareholders are invited to attend the Special Meeting, including shareholders whose shares are held by their brokerage firm or another similar organization, or who otherwise do not hold their common shares in their own name (referred to herein as "Beneficial Shareholders"). Beneficial Shareholders fall into two categories — those who object to their identity being known to the issuers of securities which they own ("OBOs") and those who do not object to their identity being made known to the issuers of the securities which they own ("NOBOs"). Beneficial Shareholders should note that only proxies deposited by shareholders who appear on the records maintained by QLT's registrar and transfer agent as registered holders of common shares will be recognized for the purposes of attending and voting at the Special Meeting. If common shares are listed in an account statement provided to a Beneficial Shareholder by a broker, then those common shares will, in all likelihood, not be registered in the shareholder's name. Such common shares will more likely be registered under the name of the shareholder's broker or an agent of that broker. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker's clients. Therefore, each

Beneficial Shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Special Meeting.

        Although a Beneficial Shareholder may not be recognized directly at the Special Meeting for the purposes of voting common shares registered in the name of such shareholders' broker, a Beneficial Shareholder may attend the Special Meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. A Beneficial Shareholder who wishes to attend the Special Meeting and to vote their common shares as proxyholder for the registered shareholder, should enter their own name in the blank space on the VIF and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker. Alternatively, National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101") allows a Beneficial Shareholder to submit to the applicable intermediary any document in writing that requests that the Beneficial Shareholder, or a nominee of the Beneficial Shareholder, be appointed as proxyholder. If such a request is received, the applicable intermediary must arrange, without expense to the Beneficial Shareholder, to appoint such Beneficial Shareholder or its nominee as a proxyholder and to deposit that proxy within the time specified in this Proxy Statement, provided that the intermediary receives such written instructions from the Beneficial Shareholder at least one business day prior to the time by which proxies are to be submitted at the Special Meeting, with the result that such a written request must be received by 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) on the day which is at least three business days prior to the Special Meeting.

What is the quorum for the Special Meeting?

        The authorised share structure of QLT is comprised of 500,000,000 common shares and 5,000,000 First Preference shares, of which, there were [52,829,398] common shares of QLT issued and outstanding on the record date. All common shares in the capital of the Company carry the right to one vote. At least (i) two shareholders, (ii) two proxy holders representing two shareholders, or (iii) one shareholder and a proxy holder representing another shareholder entitled to vote at the Special Meeting, present in person at the beginning of the Special Meeting and collectively holding or representing by proxy in the aggregate not less than 33 1/3% of the issued and outstanding QLT common shares as of the record date, will constitute a quorum for the Special Meeting. To the knowledge of the directors and executive officers of QLT, as of January     •    , 2016, the only persons or companies that beneficially own, control or direct, directly or indirectly, 10% or more of QLT's common shares is NB Public Equity K/S which, as evidenced by public filings, owns [6,447,626] common shares, representing approximately [12.20%] of the issued and outstanding common shares.

How do I vote?

        Carefully read and consider the information contained or incorporated by reference in this Proxy Statement. You should also determine whether you hold your shares directly in your name as a registered shareholder or through a broker or other nominee, because this will determine the procedure that you must follow in order to vote. If you are a registered shareholder of QLT (that is, if your shares are registered in your name, as opposed to being held through a broker or other intermediary), you may vote in any of the following ways:

  •
  in person at the Special Meeting;

  •
  by mail — complete, sign and date the enclosed Instrument of Proxy and return it as soon as possible to our registrar and transfer agent, Computershare Investor Services Inc. ("Computershare"), Attn: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1;

  •
  by telephone — call 1-866-732-VOTE (8683) toll free from your touch-tone phone and follow the instructions (you will need the control number located on the enclosed Instrument of Proxy). You do not need to return your Instrument of Proxy form if you vote by telephone; or

  •
  using the Internet — go to www.investorvote.com and follow the instructions on the screen (you will need the control number located on the enclosed Instrument of Proxy). You do not need to return your Instrument of Proxy form if you vote using the Internet.

        All votes made by proxy must be received (whether delivered by mail, telephone or Internet) no later than Tuesday, February 9, 2016 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time).

        If you are a Beneficial Shareholder, then you will have received this material from your broker or the intermediary seeking your instructions as to how you wish your shares to be voted. In that case, follow the instructions given to you by your broker or the other intermediary. Existing Canadian regulatory policy requires brokers and other intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholder meetings. The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Special Meeting. The form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is substantially similar to the Instrument of Proxy provided directly to registered shareholders by QLT. However, its purpose is limited to instructing the registered shareholder (i.e., the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. A Beneficial Shareholder who receives a VIF from its broker or other intermediary cannot use that form to vote common shares directly at the Special Meeting. The VIFs must be returned to your broker or other intermediary (or instructions respecting the voting of common shares must otherwise be communicated to your broker or other intermediary) well in advance of the Special Meeting in order to have the common shares voted. If you have any questions respecting the voting of common shares held through a broker or other intermediary, please contact that broker or other intermediary for assistance.

        The Notice of Meeting, Proxy Statement, Instrument of Proxy and VIF, as applicable, are being provided to both registered shareholders and Beneficial Shareholders. Subject to the provisions of NI 54-101, issuers may request and obtain a list of their NOBOs from intermediaries directly or via their transfer agent and may obtain and use the NOBO list for the distribution of proxy-related materials directly to such NOBOs.

        QLT is distributing copies of the Notice of Meeting, Proxy Statement and VIF to intermediaries for distribution to NOBOs. Unless you have waived your right to receive the Notice of Meeting, Proxy Statement and VIF, intermediaries are required to deliver them to you as a NOBO of QLT and to seek your instructions on how to vote your common shares.

        QLT's OBOs can expect to be contacted by their brokers or their broker's agents. QLT will assume the costs associated with the delivery of the Notice of Meeting, Proxy Statement and VIF, as set out above, to OBOs by intermediaries.

        The Chairman may determine, in his sole discretion, to accept or reject an Instrument of Proxy that is delivered in person to the Chairman at the Special Meeting as to any matter in respect of which a vote has not already been cast. If you are a shareholder of record, you have the right to appoint another person to attend and act on your behalf at the Special Meeting other than the persons named in the enclosed Instrument of Proxy. To exercise this right, you should strike out the names of the persons named in the Instrument of Proxy and insert the name of your nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of QLT. If you are a Beneficial Shareholder, you should follow the instructions set out above in the section entitled "Who may attend the Special Meeting?" in connection with appointing another person to attend and act for it at the Special Meeting.

How will proxies be exercised?

        The proxy holder will vote or withhold from voting according to instructions in the Instrument of Proxy on any ballot that may be called for and for which a choice has been specified. If you properly return your Instrument of Proxy, but do not include instructions on how to vote, your shares will be voted "FOR" the approval of the Reorganization of Share Capital.

        The Instrument of Proxy also confers upon the proxy holder discretionary authority to vote all shares represented by the proxy with respect to amendments or variations to matters identified in the Notice of Meeting and any other matter that properly comes before the Special Meeting. We know of no such amendment, variation or other matter that is to be presented for action at the Special Meeting. However, if any other matters which are not now known to us should properly come before the Special Meeting, the proxies will be voted, or not voted, by the proxy holder in his or her discretion.

What does it mean if I receive more than one set of proxy materials?

        You may receive more than one set of proxy materials because you own QLT common shares that are registered under different names. For example, you may own some shares directly as a shareholder of record and other shares through a broker, or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to vote all of the Instruments of Proxy according to the instructions contained in this Proxy Statement and to follow the instructions for any alternative voting procedures you receive in order to vote all of the shares you own. Each Instrument of Proxy you receive will come with its own prepaid return envelope. If you vote by mail, please make sure you return each Instrument of Proxy in the return envelope that accompanies that Instrument of Proxy.

Can I change my vote after I have voted?

        You may revoke your proxy at any time before it is exercised at the Special Meeting. A proxy may be revoked by voting in person at the Special Meeting, by an instrument in writing stating that the proxy is revoked and signed and delivered as follows, or in any other manner provided by law. In order to revoke your proxy:

  •
  the instrument revoking the proxy must be signed by you or by the person to whom you have granted a power of attorney in writing. If the shareholder is a corporation, the instrument of revocation must be signed under that corporate shareholder's corporate seal or by a duly authorized officer or attorney of the corporation; and

  •
  the instrument revoking the proxy must be (i) delivered to QLT's registered and records office at Suite 2600, 1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X1, on or before Wednesday, February 10, 2016 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) or the last business day preceding the date of any adjournment of the Special Meeting at which the proxy is to be voted, or (ii) deposited with the Chairman on the date of the Special Meeting or any adjournment of it before the taking of any vote in respect of which the proxy is to be used.

        If your shares are held in the name of an intermediary such as a brokerage firm, securities dealer, trust company, bank or other nominee institution, you may change your vote by submitting new voting instructions to your intermediary, as applicable. You will need to contact your brokerage firm, securities dealer, trust company, bank or other nominee institution to learn how to make that change.

Who will tabulate the votes?

        Our transfer agent, Computershare, will tabulate votes cast by proxy by an automated system. Votes cast by proxy or in person at the Special Meeting will be counted by the persons appointed by us to act as scrutineer for the Special Meeting.

Who pays the cost of the proxy solicitation?

        We will pay the cost of soliciting these proxies, including the printing, handling and mailing of the proxy materials. Copies of these materials will be given to brokerage firms, securities dealers, trust companies, banks and other institutions that hold our shares that are beneficially owned by others. We will reimburse these brokerage firms, securities dealers, trust companies, banks and other institutions for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our shares. Proxies may be solicited by certain directors, officers and employees of QLT personally or by telephone, mail, facsimile or e-mail. No additional compensation will be paid to directors, officers or other QLT employees for soliciting proxies. In addition, we may engage external proxy solicitation services to solicit proxies from brokers, banks and other institutional holders and from beneficial owners and individual holders of record of common shares. In the event we engage such proxy solicitation services, we anticipate that the services would be provided at a standard fee and on other typical commercial terms.

How can shareholders submit proposals for QLT's Next Annual General Meeting?

        Under U.S. securities laws, the deadline for submitting shareholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's 2016 annual meeting of Shareholders is

May 21, 2016. Proposals must be sent to our registered office at Suite 2600, 1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X1.

        Under the BCBCA, a proposal for a matter for consideration at the 2016 annual meeting of Shareholders must be received at our registered office at the address above on or before July 14, 2016. For a proposal under the BCBCA to be valid, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate, (i) constitute at least 1% of the issued shares of QLT that have the right to vote at general meetings, or (ii) have a fair market value in excess of $2,000. For the submitter or a qualified shareholder to be eligible to sign the proposal, that shareholder must have been the registered or beneficial owner of QLT shares that carry the right to vote at general meetings for an uninterrupted period of at least two years before the date the proposal is signed, among other requirements.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

        This Proxy Statement and the documents incorporated by reference herein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and may be forward-looking information as defined under applicable Canadian securities legislation (collectively, "forward-looking statements"). Forward looking statements include, but are not limited to, statements concerning the proposed Aralez Transaction, the proposed Special Distribution, the proposed Reorganization of Share Capital (as such terms are defined herein), including any statements regarding the expected timetable for completion of the Aralez Transaction, the Special Distribution, the Reorganization of the Share Capital, the potential benefits of the Special Distribution, the Reorganization of Share Capital to QLT shareholders, the future potential of Aralez Pharmaceuticals Inc. and any other statements regarding QLT's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are "forward-looking" statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," "aim," "on track," "target," "opportunity," "tentative," "positioning," "designed," "create," "predict," "project," "seek," "would," "could," "potential," "continue," "ongoing," "upside," "increases," and "potential" and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. In making such statements the Company has assumed that the Aralez Transaction will complete and that the transactions contemplated under the Backstop Agreement will complete. There is no certainty that such assumptions will be correct. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the Board's discretion not to complete either the Special Distribution, timing to consummate the Special Distribution and the risk that a condition to closing the Aralez Transaction may not be satisfied, and the risk that shareholder approval of the Reorganization of Share Capital may not be obtained. Additional information concerning these and other factors can be found in QLT's filings with the SEC, including QLT's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. QLT assumes no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the common shares in QLT's authorized share structure beneficially owned by (i) each of our current directors, (ii) each of our named executive officers, (iii) all of our directors and executive officers as a group, and (iv) all persons known by us to beneficially own more than 5% of our outstanding voting shares. We have determined the beneficial ownership shown on this table in accordance with the rules of the SEC and the applicable Canadian securities regulators. Under those rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of January     •    , 2016.

	Amount and Nature of Beneficial Ownership		Total Beneficial Ownership
Name of Beneficial Owner	Shares Beneficially Owned	Shares for Which Beneficial Ownership Can Be Acquired Within 60 Days(1)	Number of Shares(2)	Percent of Class(3)
Directors
Jason M. Aryeh	517,078	—	517,078	*
Dr. John W. Kozarich	57,000	—	57,000	*
Jeffrey A. Meckler	107,000	225,000	332,000	*
Dr. Stephen L. Sabba	37,000	—	37,000	*
John C. Thomas, Jr.	37,000	—	37,000	*
Officers
W. Glen Ibbott	—	100,000	100,000	*
Dr. Geoffrey F. Cox	78,500	90,000	168,500	*
Dori C. Assaly	500	—	500	*
Lana E. Janes	—	—	—	*
All directors and executive officers as a group (9 persons)(4)	834,078	415,000	1,249,078	2.4%
5% Shareholders
NB Public Equity K/S(5)	6,447,626	—	6,447,626	12.20%
Broadfin Capital LLC(6)	4,445,527	—	4,445,527	8.41%
BVF PARTNERS L P/IL(7)	3,737,446	—	3,737,446	7.07%
Scopia Capital Management LLC(8)	3,336,177		3,336,177	6.32%
Kingstown Capital Management LP(9)	3,000,000	—	3,000,000	5.68%
Ancora Advisors, LLC(10)	2,937,862	—	2,937,862	5.56%

*
Represents less than 1%.

(1)
Indicates common shares that may be acquired upon exercise of outstanding stock options that are presently exercisable or will be exercisable within 60 days of January     •    , 2016 by the persons named in the table above and by all directors and executive officers as a group, except where otherwise described in the Notes to the above table.

(2)
Excludes DSUs, which are issued to directors and are payable only in cash. As of January     •    , 2016, each of Messrs. Cox, Kozarich, Meckler, Sabba and Thomas hold 19,861 vested DSUs and Mr. Aryeh holds 39,722 vested DSUs.

(3)
Percentage ownership of QLT common shares is based on [52,829,398] common shares of QLT outstanding on January     •    , 2016.

(4)
The information in the table is derived from the System for Electronic Disclosures by Insiders (SEDI).

(5)
The information in the table and this note is derived from a Schedule 13D/A filed by NB Public Equity K/S with the SEC on July 15, 2014. Based on information contained in the Schedule 13D/A, NB Public Equity K/S, NB Public Equity Komplementar ApS, Cora Madsen and Florian Schönharting (collectively, the "NB Entities") are deemed beneficial owners of 6,447,626 shares. Each of the NB Entities has shared voting and dispositive power over all shares they are deemed to beneficially own. The business address of NB Public Equity K/S is Ostergade 24A, 1, DK-1100, Copenhagen K, Denmark.

(6)
The information in the table and this note is derived from a Schedule 13G filed by Broadfin Capital, LLC with the SEC on June 25, 2015 and the Form 13F filed by Broadfin Capital, LLC with the SEC on November 16, 2015. Based on information contained in the Schedule 13G and the Form 13F, Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd., and Kevin Kotler (collectively, the "Broadfin Entities") are deemed beneficial owners of 4,445,527 shares. Each of the Broadfin Entities has shared voting and dispositive power over all shares they are deemed to beneficially own. The business address of Broadfin Capital, LLC is 300 Park Avenue, 25th Floor, New York, New York 10022, United States of America. Broadfin Healthcare Master Fund, Ltd. is a party to the Backstop Agreement. See the heading below "Proposal No. 2 — Approval of a Reorganization of Share Capital Pursuant to an Arrangement — Aralez Distribution." As announced by QLT on June 8, 2015, Broadfin Healthcare Master Fund, Ltd. has also agreed to acquire 5,347,594 common shares of QLT pursuant to a private placement financing following completion of the Special Distribution to QLT shareholders.

(7)
The information in the table is derived from the Form 13F filed by BVF INC/IL with the SEC on November 16, 2015.

(8)
The information in the table is derived from the Form 13F filed by Scopia Capital Management LP with the SEC on November 16, 2015.

(9)
The information in the table and this note is derived from the Form 13F filed by Kingstown Capital Management L.P. with the SEC on November 16, 2015 and the Schedule 13D/A filed by Kingstown Partners Master Ltd., Kingstown Partners II, L.P., Ktown, LP, Kingstown Capital Partners, LLC, Kingstown Capital Management L.P., Kingstown Management GP LLC, Michael Blitzer and Guy Shannon (collectively, the "Kingstown Entities") with the SEC on July 9, 2014. Based on information contained in the Schedule 13D/A, Kingstown Partners Master Ltd. beneficially owns 2,488,132 shares, Kingstown Partners II, L.P. beneficially owns 316,212 shares, Ktown, L.P. beneficially owns 445,656 shares, Kingstown Capital Partners, LLC beneficially owns 3,000,000 shares, and each of Kingstown Capital Management L.P., Kingstown Management GP LLC, Michael Blitzer and Guy Shannon may be deemed to be the beneficial owner of 3,000,000 shares. Each of the Kingstown Entities has shared voting and dispositive power over all shares they are deemed to beneficially own. The business address of Kingstown Partners Master Ltd. is c/o Walkers Corporate Services Limited, Walkers House, 87 Mary Street, George Town, Grand Cayman Ky1-9005, Cayman Islands. The business address of each of the other Kingstown Entities is 100 Park Avenue, 21st Floor, New York City, New York, 10017.

(10)
The information in the table is derived from the Form 13F filed by Ancora Advisors, LLC with the SEC on October 30, 2015.

APPROVAL OF A REORGANIZATION OF SHARE CAPITAL PURSUANT TO AN ARRANGEMENT

        The Board has approved, in principle, returning capital to the shareholders of the Company through a special distribution (the "Special Distribution") to the QLT shareholders of common shares of Aralez Pharmaceuticals Inc. (the "Aralez Shares") which QLT will acquire, or cash in lieu of Aralez Shares, provided that the cash amount will not exceed $15 million.

        The decision whether to proceed with the Special Distribution and the means of any such distribution, is entirely at the discretion of the Company's Board.

        The Company intends to implement the Special Distribution by reorganizing its share capital so that each QLT shareholder would receive Aralez Shares (or cash in lieu, subject to proration) and a new QLT common share in exchange for each existing common share held (the "Reorganization of Share Capital") pursuant to a court-approved statutory plan of arrangement under Section 288 of the BCBCA (the "Arrangement"). The terms of the Arrangement are set out in the Plan of Arrangement, attached to this Proxy Statement as Appendix "A".

        Undertaking the Reorganization of Share Capital should permit the Company to make the Special Distribution to the Company's shareholders without Canadian withholding taxes of up to 25% on dividends being payable.

        See "Tax Consequences of the Reorganization of Share Capital". Shareholders are urged to obtain their own tax advice with respect to the tax consequences of the Reorganization of Share Capital.

        If the Company is unable to implement the Special Distribution by a Reorganization of Share Capital, the Board may implement the Special Distribution by distributing the Aralez Shares (or cash in lieu, subject to proration) to the QLT shareholders as a dividend in kind. The Company believes that for most QLT shareholders, a dividend in kind may be less tax efficient than a Reorganization of Share Capital. See "Tax Consequences of the Special Distribution if Effected as a Dividend". Shareholders are urged to obtain their own tax advice with respect to the tax consequences of a receipt of a dividend in kind having regard to their particular circumstances.

        The Company believes that the tax treatment of the Reorganization of Share Capital (as compared to a dividend in kind) may be more tax efficient for most shareholders, depending on their individual tax characteristics. See "Canadian Federal Income Tax Considerations" for a summary of the differing tax considerations relevant to a QLT shareholder. Individual shareholders are encouraged to obtain their own tax advice, having regard to their particular circumstances.

        The decision whether to complete the Special Distribution is entirely at the discretion of the Board and there is no requirement at law for shareholder approval of such transactions. Accordingly, at the Special Meeting, QLT shareholders are being asked to vote only on the Reorganization of Share Capital and not on the Special Distribution or the underlying transactions.

        Notwithstanding shareholder approval of the Reorganization of Share Capital, the decision whether or not to complete the Special Distribution is entirely at the Board's discretion and there is no guarantee that the Special Distribution will be completed.

        Following is a summary description of the Special Distribution.

        Pursuant to an Agreement and Plan of Merger and Arrangement dated June 8, 2015 and amended August 19, 2015 and December 7, 2015, Tribute Pharmaceuticals Canada Inc., an Ontario corporation ("Tribute"), and POZEN, Inc., a Delaware corporation ("POZEN") have agreed to complete a business combination and form a combined company known as Aralez Pharmaceuticals Inc. ("Aralez"), which will be resident in Canada. In connection with the proposed transaction (the "Aralez Transaction"), the Company and an investor group led by Deerfield Private Design Fund III, L.P., Deerfield International Master Fund, L.P., Deerfield Partners, L.P. ("Deerfield") and certain other co-investors agreed to invest $75 million in new equity of Aralez, of which the Company will invest $45 million. In addition, Deerfield and/or its affiliates will invest $75 million in exchangeable notes of Aralez, and will provide a US$200 million senior secured debt facility to fund future acquisitions. These financings are scheduled to be completed simultaneously with the closing of the Aralez Transaction expected in the first quarter of 2016.

        In connection with the Aralez Transaction, on June 8, 2015, QLT entered into a share subscription agreement, as amended on October 29, 2015 (the "Original Aralez Subscription Agreement") pursuant to which the Company agreed to purchase 6,250,000 Aralez Shares for an aggregate purchase price of $45 million, at a price per Aralez Share of $7.20. On December 7, 2015, the Original Aralez Subscription Agreement was terminated and an amended and restated subscription agreement was executed (the "Amended and Restated Aralez Subscription Agreement"). Under the terms of the Amended and Restated Aralez Subscription Agreement, QLT will now acquire $45 million of Tribute common shares (the "Tribute Shares") immediately prior to completion of the Aralez Transaction, at a price per share equal to (a) the lesser of (i) $7.20, and (ii) a 5% discount off the five day volume weighted average price (the "VWAP") per share of Pozen common stock ("Pozen Common Stock"), calculated over the five trading days immediately preceding the date of closing of the Aralez Transaction, not to be less than $6.25, multiplied by (b) 0.1455 (the "Per Share Consideration"). In the event Tribute, Pozen or Aralez announce a material event (other than the results of any shareholder meeting) during the ten day period immediately preceding the closing of the Aralez Transaction, clause (ii) above shall be revised to read, "a 5% discount off the two day VWAP per share of Pozen Common Stock, calculated over the two trading days immediately preceding the date of closing of the Aralez Transaction, not to be less than $6.25". The Tribute Shares acquired by QLT will be exchanged for Aralez Shares pursuant to the Aralez Transaction. As a result, QLT will receive a minimum of 6,250,000 Aralez Shares and a maximum of 7,200,000 Aralez Shares. Aralez has applied to list the Aralez common shares issuable in connection with the Aralez Transaction on the NASDAQ and the Toronto Stock Exchange.

        The Company intends, following the purchase of the Aralez Shares to effect the Special Distribution which would be a special distribution to each of its shareholders payable at the election of each such shareholder, in either Aralez Shares or cash, subject to proration as may be necessary to reflect a maximum cash component of $15 million. The entitlement of a QLT shareholder to a portion of the Aralez Shares (or cash in lieu thereof, subject to proration) will be determined on a pro rata basis based on the number of Aralez Shares acquired by QLT pursuant to the Amended and Restated Aralez Subscription Agreement and the number of QLT shares outstanding on the record date determined for the Special Distribution (the "Aralez Share Exchange Ratio").

        The $15 million cash component would be funded exclusively pursuant to the terms of the Backstop Agreement, as described below. Following the expiry of the election period within which QLT's shareholders will have an opportunity to make their elections, QLT will determine the number of Aralez Shares to be distributed to each of its shareholders and the number of Aralez Shares to be sold to certain other parties for cash pursuant to the terms of the Backstop Agreement. Details of the election process for the Special Distribution are provided under the heading below "Details of the Election For the Special Distribution". A QLT shareholder that elects to receive cash in lieu of all or part of their entitlement to Aralez Shares will only receive such cash if the transactions contemplated by the Backstop Agreement complete. In the event these transactions do not complete, a QLT shareholder that elects to receive cash in lieu of all or part of their entitlement to Aralez

Shares will, notwithstanding such an election, receive Aralez Shares instead. Details of the Backstop Agreement are provided under the heading below "The Backstop Agreement".

        Pursuant to the Amended and Restated Aralez Subscription Agreement, Aralez has agreed to prepare and file with the SEC a registration statement with respect to the Aralez Shares and use commercially reasonable efforts to have the registration statement declared effective for purposes of the Special Distribution. The closing of the transactions contemplated by the Amended and Restated Aralez Subscription Agreement is subject to a number of conditions that are outside the control of the Company. Accordingly, there can be no guarantee that the transactions contemplated by such agreement will be consummated. The Special Distribution, if made, will only be made once the Aralez Shares have been qualified for distribution in the U.S., so as to ensure that the Aralez Shares will be distributed to QLT shareholders on a free trading basis in respect of the U.S.. It is anticipated that no Canadian hold period will apply to the Aralez Shares issued to QLT pursuant to the plan of arrangement as described in the Tribute Circular, including the conditions described therein. See the heading below "Documents Incorporated by Reference". Similarly, no Canadian hold period will apply to the Aralez Shares distributed to QLT shareholders.

The Backstop Agreement

        The Company entered into an agreement (the "Backstop Agreement") dated June 8, 2015 and amended December 7, 2015 with each of the following co-investors (the "Co-Investors"): Broadfin Healthcare Master Fund Ltd., JW Partners, LP and JW Opportunities Master Fund Ltd. Pursuant to the Backstop Agreement, the Co-Investors agreed to purchase from the Company, within three business days of the expiration of the election period for the Special Distribution, those Aralez Shares that the Company shareholders have elected not to receive in the Special Distribution, up to a maximum of $15 million of Aralez Shares. The per share price to be paid by the Co-Investors in exchange for the Aralez Shares will be equal to the Per Share Consideration. As a result, QLT shareholders will be able to elect to receive their respective pro rata entitlement of the Special Distribution in cash instead of Aralez Shares, up to an aggregate amount of $15 million (the "Maximum Cash Amount").

        The Company's ability to distribute the Maximum Cash Amount to its shareholders is entirely dependent on the completion of the transactions under the Backstop Agreement. In the event the sale of Aralez Shares to the Co-Investors under the Backstop Agreement does not complete for any reason, QLT shareholders will receive their entire pro rata entitlement to the Special Distribution in Aralez Shares, notwithstanding that they may have elected to receive cash instead.

        Subject to receiving shareholder approval of the Reorganization of Share Capital at the Special Meeting, the Company intends to implement the Special Distribution as a Reorganization of Share Capital pursuant to the Plan of Arrangement. If QLT shareholder approval of the Reorganization of Share Capital is not obtained at the Special Meeting, the Board intends to effect the Special Distribution by distributing the Aralez Shares, and/or cash in lieu, to the QLT shareholders as a dividend in kind. The Company believes that for most shareholders, a dividend in kind may have less efficient tax consequences than the Reorganization of Share Capital. See the heading below "Tax Consequences of the Special Distribution if Effected by a Dividend". Shareholders are urged to obtain their own tax advice with respect to the tax consequences of a receipt of a dividend in kind having regard to their particular circumstances.

Details of the Election For the Special Distribution

        The Board will set a record date for the purpose of determining the QLT shareholders entitled to participate in the Special Distribution, following which, the Company's registrar and transfer agent, Computershare Investor Services Inc. ("Computershare"), will mail those shareholders an election form providing the opportunity to elect to receive their pro rata entitlement of the Special Distribution in cash up to the Maximum Cash Amount, subject to proration. The QLT shareholders will have a period of time (to be specified on the election form) within which to return their election forms to Computershare. The QLT shareholders who (i) do not elect to receive their pro rata entitlement of the Special Distribution in cash, or (ii) do not return the completed election forms to Computershare within the specified time, will following the expiry of the election period receive such number of Aralez Shares reflecting their pro rata entitlement of the

Special Distribution based on the Aralez Share Exchange Ratio. The QLT shareholders who elect to receive their pro rata entitlement of the Special Distribution in cash will, following the expiry of the election period and assuming completion of the sale of the Aralez Shares to the Co-Investors under the Backstop Agreement, receive such number of Aralez Shares and/or cash reflecting their pro rata entitlement to the Special Distribution, subject to the Maximum Cash Amount. In the event the sale of Aralez Shares to the Co-Investors under the Backstop Agreement does not complete, QLT shareholders will receive only Aralez Shares notwithstanding that they have elected to receive cash instead. The Board believes that the Special Distribution will provide QLT's shareholders with the opportunity to participate in the growth of a newly formed, exceptionally managed, commercial-stage, Canadian-resident, specialty pharmaceutical company, Aralez Pharmaceuticals Inc.

        Further disclosure on Aralez is contained in the Aralez Registration Statement and the Tribute Circular which are incorporated by reference and are available on Tribute's SEDAR profile at www.sedar.com. See the heading below "Documents Incorporated by Reference".

        As noted above, the Aralez Transaction is subject to a number of conditions, many of which are outside the control of QLT. The Special Distribution will be effected only following the completion of the issuance of Aralez Shares to QLT and the formal approval by the Board of the Special Distribution, including the establishment of a record date for such purposes. If the Aralez Transaction is not completed, and therefore QLT does not receive the Aralez Shares, the Special Distribution will not occur. In addition, the completion of the sale of Aralez Shares to the Co-Investors to fund the Maximum Cash Amount is subject to conditions which are outside the control of QLT, as set out above. If, for any reason, the sale of the Aralez Shares to the Co-Investors does not complete, QLT shareholders will receive only Aralez Shares and will not be entitled to the Maximum Cash Amount.

Canadian Federal Income Tax Consequences

        The following summary, as at the date of this Proxy Statement, describes the principal Canadian federal income tax consequences generally applicable to a QLT shareholder that disposes of QLT common shares ("QLT Shares") in the Reorganization of Share Capital or that receives the Special Distribution as a dividend-in-kind and, who at all relevant times, for purposes of the Income Tax Act (Canada) (the "Act"), (i) deals at arm's length with and is not affiliated with the Company and Aralez, and (ii) holds or will hold the QLT Shares, the QLT Class A Common Shares (as defined below) and the Aralez Shares as capital property (referred to in this portion of the summary as a "holder"). Generally, the QLT Shares, the QLT Class A Common Shares and Aralez Shares will constitute capital property to a holder provided the holder does not hold those securities in the course of carrying on a business or as part of an adventure or concern in the nature of trade.

        For greater certainty, this summary also does not apply to holders of stock options, warrants, RSUs or DSUs.

        This summary is based on the current provisions of the Act and the regulations thereunder (the "Regulations"), and on the Company's understanding of the current administrative policies and practices of the CRA published in writing prior to the date hereof (the "Tax Practices"). This summary takes into account all specific proposals to amend the Act or Regulations that have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the "Tax Proposals") and assumes that all Tax Proposals will be enacted in the form proposed. However, no assurance can be given that the Tax Proposals will be enacted in the form proposed, or at all. This summary, except for the Tax Proposals, does not take into account or anticipate any changes in law or Tax Practices, whether by legislative, regulatory, administrative or judicial means. This summary does not take into account Canadian provincial, territorial or foreign tax considerations, which may differ significantly from those set out herein.

        This summary is not exhaustive of all Canadian federal income tax considerations. This summary is of a general nature only and is not intended to be, nor should it be construed to be, tax or legal, business or tax advice to any particular holder. Accordingly, holders should consult their own tax advisors having regard to their particular circumstances.

        For the purposes of the Act, subject to certain exceptions where an amount that is relevant in computing a taxpayer's "Canadian tax results" is expressed in a currency other than Canadian dollars, the amount must be converted to Canadian dollars using the noon exchange rate quoted by the Bank of Canada for the day on which the amount arose. For greater certainty this summary may not apply to a taxpayer that has made an election to compute its "Canadian tax results" in a currency other than Canadian currency.

A.    QLT Shareholders Resident in Canada

        This portion of the summary is generally applicable to a holder who, at all relevant times, for purposes of the Act and any applicable income tax convention is, or is deemed to be, resident in Canada (referred to in this portion of the summary as a "resident holder"). Certain resident holders may be entitled to make, or may have already made, the irrevocable election permitted by subsection 39(4) of the Act to deem to be capital property any QLT Shares, QLT Class A Common Shares and Aralez Shares (and all other "Canadian securities", as defined in the Act) owned by such resident holder in the taxation year in which the election is made and in all subsequent taxation years. Resident holders should consult their own tax advisors concerning this election.

        This portion of the summary does not apply to a QLT shareholder: (i) with respect to whom Aralez is or will be a "foreign affiliate" within the meaning of the Act, (ii) that is a "financial institution" for the purposes of the mark-to-market rules in the Act, (iii) an interest in which is a "tax shelter investment" as defined in the Act, (iv) that is a "specified financial institution" as defined in the Act, (v) that reports its "Canadian tax results" in a currency other than Canadian currency, (vi) that enters into, with respect to its QLT Shares, the QLT Class A Common Shares or Aralez Shares, a "derivative forward agreement", as defined in the Act. Such resident holders should consult their own tax advisors with respect to the Special Distribution.

        Additional considerations, not discussed herein, may be applicable to a resident holder that is a corporation resident in Canada, and is, or becomes, as part of a transaction or event or series of transactions or events that includes the Arrangement, controlled by a non-resident corporation for purposes of the "foreign affiliate dumping" rules in the Act. Such resident holders should consult their tax advisors with respect to the consequences of the transactions discussed herein.

1.     Tax Consequences for Resident Holders of a Reorganization of Share Capital

(i)    General

        If the aggregate fair market value of the Aralez Shares (or cash in lieu thereof) received by a resident holder on the exchange of existing QLT Shares under the Reorganization of Share Capital for new common shares of the Company (the "QLT Class A Common Shares", as defined in the Arrangement), and the Aralez Shares (or cash in lieu thereof) exceeds the paid-up capital of the existing QLT Shares so exchanged, then the excess will be deemed to be a dividend received by the resident holder from the Company. See "(ii) QLT Class A Common Shares" below for a general description of the treatment of dividends under the Act including amounts deemed under the Act to be received as dividends. The Company is of the view that the fair market value of the Aralez Shares (and any cash in lieu thereof) received by a resident holder will be less than the paid-up capital of the exchanged QLT Shares immediately before such exchange. Accordingly, the Company does not expect that a deemed dividend should arise as a result of the Reorganization of Share Capital.

        On the exchange of QLT Shares of the Company for QLT Class A Common Shares and Aralez Shares (or cash in lieu thereof), a capital gain (or capital loss) may also be realized by a resident holder equal to the amount by which: (a) the aggregate of the cost of the Aralez Shares (or cash in lieu thereof), determined as described below, less the amount of any dividend deemed to be received by such resident holder on the exchange (which is expected to be nil), exceeds (or is less than); (b) the aggregate of the adjusted cost base to such resident holder of the existing QLT Shares exchanged and any reasonable costs of disposition. See "(iv) Taxation of Capital Gains and Capital Losses" below for a general description of the treatment of capital gains and capital losses under the Act.

(ii)   QLT Class A Common Shares

        The cost to a resident holder of the QLT Class A Common Shares acquired on the exchange will be equal to the amount, if any, by which the adjusted cost base of the resident holder's QLT Shares immediately before the exchange exceeds the fair market value of the Aralez Shares (or cash in lieu thereof) received on the exchange. For purposes of determining the adjusted cost base to a resident holder of QLT Class A Common Shares so acquired, the cost of the QLT Class A Common Shares will generally be averaged with the adjusted cost base of any other QLT Class A Common Shares held by the resident holder as capital property at that time.

        A resident holder will be required to include in computing income such holder's income for a taxation year the amount of any dividends received or deemed to be received on the QLT Class A Common Shares.

        In the case of a resident holder who is an individual, dividends received or deemed to be received on the QLT Class A Common Shares will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received from taxable Canadian corporations, including the dividend tax credit rules applicable to dividends validly designated by the Company as "eligible dividends" for the purposes of the Act. There are limits on the ability of a corporation to designate dividends as "eligible dividends" for the purposes of the Act.

        In the case of a resident holder that is a corporation, dividends received or deemed to be received on the QLT Class A Common Shares will, subject to the following, generally be deductible in computing its taxable income to the extent and under the circumstances provided in the Act. In particular, subsection 55(2) of the Act (as proposed to be amended by Tax Proposals) may treat a taxable dividend received by a resident holder that is a corporation as proceeds of a disposition or as a capital gain. Resident holders that are corporations should consult their own tax advisors having regard to their own circumstances.

        A resident holder that is a "private corporation" or "subject corporation" (as such terms are defined in the Act) may be liable under Part IV of the Act to pay a refundable tax of 33 1/3% of dividends received or deemed to be received on the QLT Class A Common Shares to the extent such dividends are deductible in computing the resident holder's taxable income.

        Dividends deemed to be received by a resident holder who is an individual or trust other than certain specified trusts, may give rise to alternative minimum tax under the Act.

        Generally, a resident holder that disposes of or is deemed to have disposed of a QLT Class A Common Share (except to the Company) will realize a capital gain (or capital loss) equal to the amount, if any, by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the resident holder of the QLT Class A Common Shares immediately before the disposition or deemed disposition. See "(iv) Taxation of Capital Gains and Capital Losses" below for a general description of the treatment of capital gains and capital losses under the Act.

(iii)  Aralez Shares

        A resident holder will be considered to have acquired the Aralez Shares at a cost equal to their fair market value at the time of the exchange. For purposes of determining the adjusted cost base to a resident holder of Aralez Shares so acquired, the cost of the Aralez Shares will generally be averaged with the adjusted cost base of any other Aralez Shares held by the resident holder as capital property at that time.

        A resident holder will be required to include in computing such holder's income for a taxation year the amount of dividends received or deemed to be received on the, Aralez Shares. In the case of a resident holder who is an individual, dividends received or deemed to be received on the Aralez Shares will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received from taxable Canadian corporations, including the dividend tax credit rules applicable to dividends validly designated by Aralez as "eligible dividends" for the purposes of the Act. There are limits on the ability of a corporation to designate dividends as "eligible dividends" for the purposes of the Act.

        In the case of a resident holder that is a corporation, dividends received or deemed to be received on the Aralez Shares will, subject to the following, generally be deductible in computing its taxable income to the extent and under the circumstances provided in the Act. In particular, subsection 55(2) of the Act (as proposed to be amended by Tax Proposals) may treat a taxable dividend received by a resident holder that is a corporation as proceeds of a disposition or as a capital gain. Resident holders that are corporations should consult their own tax advisors having regard to their own circumstances.

        A resident holder that is a "private corporation" or "subject corporation" (as such terms are defined in the Act) may be liable under Part IV of the Act to pay a refundable tax of 33 1/3% of dividends received or deemed to be received on the Aralez Shares to the extent such dividends are deductible in computing the resident holder's taxable income.

        Dividends deemed to be received by a resident holder who is an individual or trust other than certain specified trusts, may give rise to alternative minimum tax under the Act.

        Generally a resident holder that disposes of or is deemed to have disposed of Aralez Shares will realize a capital gain (or capital loss) equal to the amount, if any by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the resident holder of the Aralez Shares immediately before the disposition or deemed disposition. See "(v) Taxation of Capital Gains and Capital Losses" below for a general description of the treatment of capital gains and capital losses under the Act.

(iv)  Taxation of Capital Gains and Capital Losses

        Generally, one half of the amount of any capital gain (a "taxable capital gain") realized by a resident holder in a taxation year must be included in the resident holder's income in that year and, subject to and in accordance with the provisions of the Act, one half of the amount of any capital loss (an "allowable capital loss") realized by a resident holder in a taxation year must be deducted from taxable capital gains realized by the resident holder in that year. Allowable capital losses in excess of taxable capital gains in any particular year may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years to the extent and under the circumstances described in the Act.

        The amount of any capital loss realized on the disposition or deemed disposition of a QLT Share by a resident holder that is a corporation may, in certain circumstances, be reduced by the amount of dividends received or deemed to have been received by it on such QLT Shares, to the extent and under the circumstances prescribed by the Act. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns common shares, directly or indirectly, through a partnership or trust. Resident holders to whom these rules may be relevant should consult their own tax advisors.

        A capital gain realized by an individual or a trust (other than specified trusts) may give rise to a liability for alternative minimum tax.

        A resident holder that is a "Canadian-controlled private corporation" (as defined in the Act) may be liable for an additional refundable tax on investment income. For this purpose, investment income will generally include taxable capital gains.

2.     Tax Consequences of a Dividend-in-Kind

        The payment of the Special Distribution as a dividend-in-kind will be a taxable dividend to resident holders. The amount of that dividend will be equal to the fair market value of the Aralez Shares (or cash in lieu thereof) at the time of the payment. The taxation of dividends is discussed above under "1. Tax Consequences for Resident Holders of a Reorganization of Share Capital — (ii) QLT Class A Common Shares".

        See "(iii) Aralez Shares" above under "1. Tax Consequences for Resident Holders of a Reorganization of Share Capital" for a general discussion of the tax consequences of holding such securities to resident holders.

3.     Eligibility for Investment (Resident Holders)

        Provided that the QLT Class A Common Shares are listed on a designated stock exchange (which currently includes the TSX and NASDAQ), the QLT Class A Common Shares will be a qualified investment under the Act for a trust governed by a "registered retirement savings plan", "registered retirement income fund", "tax-free savings account", "registered education savings plan", "deferred profit sharing plan", "registered disability savings plan" (each, a "Registered Plan").

        Provided that the Aralez Shares are listed on a designated stock exchange, the Aralez Shares will be qualified investments under the Act for Registered Plans.

        Notwithstanding that a QLT Class A Common Share or Aralez Share may be a qualified investment for a Registered Plan, if the QLT Class A Common Share or Aralez Share is a "prohibited investment" within the meaning of the Act for a Registered Plan, the holder or annuitant of the Registered Plan, as the case may be, will be subject to adverse tax consequences as set out in the Act. A QLT Class A Common Share or Aralez Share will generally not be a "prohibited investment" for a Registered Plan if the holder or annuitant, as the case may be, does not have a "significant interest" (as defined for this purpose in the Act) in the Company or Aralez.

B.    QLT Shareholders Not Resident in Canada

        This portion of the summary is applicable to a QLT shareholder who, at all relevant times and for the purposes of the Act (i) is not and is not deemed to be resident in Canada, (ii) who does not use or hold and will not be, deemed to use or hold the QLT Shares, the QLT Class A Common Shares and the Aralez Shares in carrying on a business in Canada, and (iii) is neither a "specified shareholder" (as defined in subsection 18(5) of the Act) of the Company nor a person who does not deal at arm's length with such specified shareholder (a "non-resident holder"). This summary does not apply to a non-resident that is an insurer carrying on business in Canada.

1.     Tax Consequences to Non-Resident Holders of a Reorganization of Share Capital

(i)    General

        If the aggregate fair market value of the Aralez Shares (or cash in lieu thereof) received by a non-resident holder on the Reorganization of Share Capital exceeds the paid-up capital attributable to the QLT Shares exchanged by such non-resident holder, then the excess will be deemed to be a dividend received by the non-resident holder. See "2. Tax Consequences to Non-Resident Holders of a Dividend-in-Kind" below for a general description of the treatment under the Act of dividends received by non-resident holders, including amounts deemed under the Act to be received as dividends. As noted above, the Company is of the view that the fair market value of the Aralez Shares (or cash in lieu thereof) received by a non-resident holder will be less than the paid-up capital of the exchanged QLT Shares immediately before such exchange. Accordingly, the Company does not expect that a deemed dividend will arise as a result of the exchange.

        On the exchange of QLT Shares for QLT Class A Common Shares and Aralez Shares (or cash in lieu thereof), a capital gain (or capital loss) may also be realized by a non-resident holder equal to the amount by which: (a) the fair market value of the Aralez Shares (or cash in lieu thereof) received by the non-resident holder, less the amount of any dividend deemed to be received by the non-resident holder on the exchange (which is expected to be nil), exceeds (or is less than); (b) the aggregate of the adjusted cost base to the non-resident holder immediately before the exchange of the QLT Shares exchanged and any reasonable costs of disposition. See "(iv) Taxation of Capital Gains and Capital Losses" below for a general description of the treatment of capital gains and capital losses under the Act.

(ii)   QLT Class A Common Shares

        Under the Act, dividends paid or credited on the QLT Class A Common Shares, or deemed to be paid or credited on QLT Class A Common Shares, to a non-resident holder will be subject to Canadian withholding tax at the rate of 25% of the gross amount of the dividends, subject to any reduction in the rate of withholding to which the non-resident holder is entitled under any applicable income tax treaty or convention between Canada and the country in which the Non-Resident Holder is resident. For example, where a non-resident holder is a resident of the United States, is fully entitled to the benefits under the Canada-United States Income Tax Convention (1980), as amended, and is the beneficial owner of the dividend, the applicable rate of Canadian withholding tax generally may be reduced to 15% of the amount of such dividend.

        A non-resident holder will not be subject to tax under the Act on any capital gain realized on any disposition or deemed disposition of QLT Class A Common Shares unless such shares constitute "taxable

Canadian property" (as defined by the Act) to the non-resident holder at the time of the disposition and the non-resident holder is not entitled to relief under an applicable income tax treaty or convention.

        See "(iv) Taxation of Capital Gains and Capital Losses" below for a general description of the treatment of capital gains and capital losses under the Act.

(iii)  Aralez Shares

        Under the Act, dividends paid or credited on the Aralez Shares, or deemed to be paid or credited on the Aralez Shares, to a non-resident holder will be subject to Canadian withholding tax at the rate of 25% of the gross amount of the dividends, subject to any reduction in the rate of withholding to which the non-resident holder is entitled under any applicable income tax treaty or convention between Canada and the country in which the Non-Resident Holder is resident. For example, where a non-resident holder is a resident of the United States, is fully entitled to the benefits under the Canada-United States Income Tax Convention (1980), as amended, and is the beneficial owner of the dividend, the applicable rate of Canadian withholding tax generally may be reduced to 15% of the amount of such dividend.

        A non-resident holder will not be subject to tax under the Act on any capital gain realized on any disposition or deemed disposition of Aralez Shares unless such shares constitute "taxable Canadian property" (as defined by the Act) to the non-resident holder at the time of the disposition and the non-resident holder is not entitled to relief under an applicable income tax treaty or convention.

        See "(iv) Taxation of Capital Gains and Capital Losses" below for a general description of the treatment of capital gains and capital losses under the Act.

(iv)  Taxation of Capital Gains and Losses

        A non-resident holder will not be subject to tax under the Act on any capital gain realized on any disposition or deemed disposition of QLT Shares, QLT Class A Common Shares or Aralez Shares unless such shares constitute "taxable Canadian property" (as defined by the Act) to the non-resident holder at the time of the disposition and the non-resident holder is not entitled to relief under an applicable income tax treaty or convention.

        Generally, QLT Shares, QLT Class A Common Shares or Aralez Shares will not constitute taxable Canadian property to a non-resident holder at a particular time provided that such QLT Shares, QLT Class A Common Shares or Aralez Shares, as the case may be, are listed at that time on a designated stock exchange (which currently includes the TSX and NASDAQ), unless at any particular time during the 60-month period that ends at that particular time (1) the non-resident holder, persons with whom the non-resident holder does not deal at arm's length (for the purposes of the Act) and partnerships in which the non-resident holder or a person with whom the non-resident holder does not deal at arm's length holds a membership interest directly or indirectly through one or more partnerships, or the non-resident holder together with all such persons or partnerships, has owned 25% or more of the issued shares of any class or series of QLT or Aralez, as the case may be, and (2) more than 50% of the fair market value of the QLT Shares, QLT Class A Common Shares or Aralez Share, as the case may be, was derived directly or indirectly from one or any combination of: (i) real or immovable properties situated in Canada, (ii) "Canadian resource properties" (as defined in the Act), (iii) "timber resource properties" (as defined in the Act), and (iv) options in respect of, or interests in, or for civil law rights in, property in any of the foregoing whether or not the property exists. Notwithstanding the foregoing, in certain circumstances set out in the Act, QLT Shares, QLT Class A Common Shares or Aralez Shares could be deemed to be taxable Canadian property.

2.     Tax Consequences of a Dividend-in-Kind

        A non-resident holder who receives the Special Distribution as a dividend-in-kind will be considered to have received a dividend from the Company equal to the fair market value of the Aralez Shares (or cash in lieu thereof), on the date of distribution. The taxation of dividends is discussed above under "1. Tax Consequences to Non-Resident Holders of the Reorganization of Share Capital — (ii) QLT Class A Common Shares".

        A portion of the Aralez Shares otherwise to be distributed to a non-resident holder may be sold on the non-resident holder's behalf or retained in order to fund the payment of any withholding tax for which the holder is liable.

Certain Material U.S. Federal Income Tax Consequences

U.S. TREASURY CIRCULAR 230 NOTICE

        TO ENSURE COMPLIANCE WITH U.S. TREASURY CIRCULAR 230, EACH HOLDER OF QLT SHARES IS HEREBY NOTIFIED THAT (I) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THE MEETING MATERIALS IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY SUCH HOLDER FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON SUCH HOLDER OR PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR MATTER ADDRESSED IN THE MEETING MATERIALS, (II) SUCH DISCUSSION IS INCLUDED HEREIN TO SUPPORT THE MARKETING OR PROMOTION OF THE PROPOSED SPECIAL DISTRIBUTION ON THE TERMS DESCRIBED IN THE MEETING MATERIALS, AND (III) EACH HOLDER SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

General

        The following is a summary of certain material U.S. federal income tax consequences of the proposed Special Distribution and does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the matters addressed in this summary. This summary is included for general information only. It does not cover any state, local or non-U.S. income, U.S. federal estate or gift or other tax consequences. It does not address the tax consequences to shareholders that are subject to special tax rules, including, but not limited to, banks, life insurance companies, regulated investment companies, personal holding companies, non-U.S. persons, persons subject to alternative minimum tax, persons that do not use the U.S. dollar as their functional currency, persons who hold options of any kind with respect to any class of the Company's stock, shareholders of 10% or more of the voting shares of the Company, broker-dealers and tax-exempt organizations or persons holding the QLT Shares as part of a hedging, straddle, conversion or constructive sale transaction. This summary assumes that a U.S. holder (as defined below) holds the QLT Shares as capital assets.

        This summary is based on the provisions of the United States Internal Revenue Code of 1986, as amended (the "U.S. Code"), the regulations promulgated thereunder and rulings and judicial decisions interpreting the U.S. Code, each as of the date hereof. These authorities are subject to change at any time, possibly with retroactive effect. No assurances can be given that any changes in these laws or authorities will not affect the accuracy of the discussions set forth in this summary. We have not and will not request a ruling from the U.S. Internal Revenue Service (the "IRS") as to the U.S. federal income tax consequences of the proposed Special Distribution.

        As used herein, a "U.S. holder" means the beneficial owner of the QLT Shares that is, for U.S. federal income tax purposes, (i) a citizen or individual resident of the United States, (ii) a corporation, or an entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or its political subdivisions, (iii) an estate the income of which is subject to U.S. federal income tax without regard to its source or (iv) a trust (a) subject to the primary supervision of a U.S. court and the control of one or more U.S. persons or (b) that has elected to be treated as a domestic trust for U.S. federal income tax purposes. The U.S. federal income tax treatment of a partner in a partnership that holds QLT Shares will depend on the status of the partner and the activities of the partnership.

Special Distribution Pursuant to the Arrangement

        Whether the Special Distribution occurs pursuant to the Arrangement (or simply pursuant to a declaration of a dividend), it should be governed by the distribution rules of the U.S. Code. Subject to possible different treatment pursuant to the PFIC rules mentioned below, to the extent that the Company has current or accumulated undistributed earnings and profits, the amount of cash and the fair market value of the Aralez Shares (if any) received by a U.S. holder should be considered a dividend. Any amount distributed in excess of the earning and profits of the Company should be treated as a return of capital distribution to the extent of and in reduction of a U.S. holder's basis in its shares, and any remaining amount should be taxed as capital gain. The Company believes it has no positive current or accumulated earnings and profits at present. However, because the determination of current earnings and profits is not determinable until the close of the year in which the Special Distribution occurs, and because it is possible that current earnings and profits may result from the distribution of Aralez Shares or otherwise, there can be no assurance that the Company will have no positive current or accumulated earnings and profits. Further, the determination of earnings and profits may be subject to IRS review and audit.

        As discussed below, the Company believes that it may be deemed a Passive Foreign Investment Company ("PFIC") for certain prior years and that it may be classified as a PFIC in 2015. In the event that the Company is considered to be a PFIC in the current or any previous year in which a U.S. holder was the owner of shares in the Company, and to the extent that the Special Distribution constitutes an "excess distribution," as described below, U.S. holders may be subject to an interest charge on any "deferred tax amounts" under the PFIC regime.

Arrangement

        The exchange of shares pursuant to the Arrangement should be considered a recapitalization of the shares of the Company for U.S. federal income tax purpose. A U.S. holder's tax basis and holding period in the shares of the Company received or deemed received pursuant to the Arrangement should be the same as such U.S. holder's tax basis and holding period in the shares of the Company exchanged or deemed exchanged therefor (in each case, preserving the separate tax bases and holding periods of separate blocks, if any, held by such U.S. holder).

        Under applicable regulations, the Special Distribution should be treated as a distribution separate from the recapitalization and, as described above, governed by the distribution rules of the U.S. Code.

Passive Foreign Investment Company Provisions

        The U.S. Code provides special rules regarding certain distributions received by U.S. persons with respect to, and sales, exchanges and other dispositions, including pledges, of, shares of stock in a PFIC. The Company believes, but cannot offer any assurance, that it was classified as a PFIC for one or more taxable years prior to 2000, and that it was not a PFIC during any of the taxable years from the taxable year ended December 31, 2000 through the taxable year ended December 31, 2007. The Company further believes that it was a PFIC for the taxable years ended December 31, 2008 through 2014. The Company is uncertain regarding its potential PFIC status for the taxable year ending December 31, 2015. The Company's actual PFIC status for a given taxable year will not be determinable until the close of such year and, accordingly, no assurances can be given regarding the Company's PFIC status in 2015 or any future year. See further discussion of the PFIC rules below.

        A U.S. holder that holds stock in a foreign corporation during any taxable year in which the corporation qualifies as a PFIC is subject to special tax rules with respect to (a) any gain realized on the sale, exchange or other disposition of the stock and (b) any "excess distribution" by the corporation to the holder, unless the holder elects to treat the PFIC as a "qualified electing fund" ("QEF") or makes a "mark-to-market" election, each as discussed below. An "excess distribution" is that portion of a distribution with respect to PFIC stock that exceeds 125% of the average of such distributions over the preceding three-year period or, if shorter, the U.S. holder's holding period for its shares.

        In the event that the Company is considered to be a PFIC in the current or any previous year in which a U.S. holder was the owner of shares in the Company, the Special Distribution may constitute an "excess distribution." In such case, as in the case of gain realized on a disposition of the shares, the Special Distribution must be allocated ratably to each day in the U.S. holder's holding period of shares in the Company. The amounts allocated to the current taxable year and to taxable years prior to the first year in which the Company was classified as a PFIC are included as ordinary income in a U.S. holder's gross income for that year. The amount allocated to each other prior taxable year is taxed as ordinary income at the highest tax rate in effect for the U.S. holder in that prior year (without offset by any net operating loss for such year) and are subject to an interest charge at the rate on income tax deficiencies.

        In addition, a U.S. holder who acquires shares in a PFIC from a decedent generally will not receive a "stepped-up" fair market value tax basis in such shares but, instead, will receive a tax basis equal to the decedent's basis, if lower.

        If a corporation is a PFIC for any taxable year during which a U.S. holder holds shares in the corporation, then the corporation generally will continue to be treated as a PFIC with respect to the holder's shares, even if the corporation no longer satisfies either the passive income or passive asset tests that determine PFIC status, unless the U.S. holder terminates this deemed PFIC status by electing to recognize gain, which will be taxed under the excess distribution rules as if such shares had been sold on the last day of the last taxable year for which the corporation was a PFIC.

        The adverse tax consequences described above will not apply, however, if a U.S. holder makes a QEF election effective beginning with the first taxable year in the U.S. holder's holding period in which the corporation is a PFIC. A U.S. holder that makes a QEF election is required to include in income its pro rata share of the PFIC's ordinary earnings and net capital gain as ordinary income and long-term capital gain, respectively, subject to a separate election to defer payment of taxes, which deferral is subject to an interest charge. A U.S. holder whose QEF election is effective after the first taxable year during the holder's holding period in which the corporation is a PFIC will continue to be subject to the excess distribution rules for years beginning with such first taxable year for which the QEF election is effective. In a chain of ownership, only the first U.S. person that is a shareholder of the PFIC may make the QEF election.

        In general, a U.S. holder makes a QEF election by attaching a completed IRS Form 8621 to a timely filed (taking into account any extensions) U.S. federal income tax return for the year beginning with which the QEF election is to be effective. In certain circumstances, a U.S. holder may be able to make a retroactive QEF election. A QEF election can be revoked only with the consent of the IRS. In order for a U.S. holder to make a valid QEF election, the corporation must annually provide or make available to the holder certain information.

        As an alternative to making a QEF election, a U.S. holder may make a "mark-to-market" election with respect to its PFIC shares if the shares meet certain minimum trading requirements. If a U.S. holder makes a valid mark-to-market election for the first tax year in which such holder holds (or is deemed to hold) stock in a corporation and for which such corporation is determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect of its stock. Instead, a U.S. holder that makes a mark-to-market election will be required to include in income each year an amount equal to the excess of the fair market value of the shares that the holder owns as of the close of the taxable year over the holder's adjusted tax basis in the shares. The U.S. holder will be entitled to a deduction for the excess, if any, of the holder's adjusted tax basis in the shares over the fair market value of the shares as of the close of the taxable year; provided, however, that the deduction will be limited to the extent of any net mark-to-market gains with respect to the shares included by the U.S. holder under the election for prior taxable years. The U.S. holder's basis in the shares will be adjusted to reflect the amounts included or deducted pursuant to the election. Amounts included in income pursuant to a mark-to-market election, as well as gain on the sale, exchange or other disposition of the shares, will be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss on a sale, exchange or other disposition of shares to the extent that the amount of such loss does not exceed net mark-to-market gains previously included in income, will be treated as ordinary loss. The mark-to-market election applies to the taxable year for which the election is made and all subsequent taxable years, unless the shares cease to meet applicable trading requirements or the IRS consents to its revocation.

        A U.S. holder of PFIC stock must generally file an IRS Form 8621 annually. A U.S. holder must also provide such other information as may be required by the U.S. Treasury Department if the U.S. holder (i) receives certain direct or indirect distributions from a PFIC, (ii) recognizes gain on a direct or indirect disposition of PFIC stock, or (iii) makes certain elections (including a QEF election or a mark-to-market election) reportable on IRS Form 8621.

        THE APPLICABILITY AND CONSEQUENCES OF THE PFIC RULES ARE EXCEEDINGLY COMPLEX. IN ADDITION, THE FOREGOING SUMMARY DOES NOT ADDRESS ALL OF THE POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES WITH RESPECT TO PFIC STATUS THAT MAY BE RELEVANT TO A PARTICULAR U.S. HOLDER IN LIGHT OF SUCH INVESTOR'S PARTICULAR CIRCUMSTANCES OR THAT MAY BE RELEVANT TO U.S. HOLDERS THAT ARE SUBJECT TO SPECIAL

TREATMENT UNDER U.S. FEDERAL INCOME TAX LAW. ACCORDINGLY, U.S. HOLDERS ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THEM AND THE ADVISABILITY OF MAKING ANY OF THE ELECTIONS DESCRIBED ABOVE.

Information Reporting and Backup Withholding in Respect of the QLT Shares

        In general, information reporting requirements will apply to distributions made on the Company's common shares within the United States to a non-corporate U.S. holder and to the proceeds from the sale, exchange, redemption or other disposition of the Company's common shares by a non-corporate U.S. holder to or through a U.S. office of a broker. Payments made (and sales or other dispositions effected at an office) outside the United States will be subject to information reporting in limited circumstances.

        In addition, backup withholding of U.S. federal income tax may apply to such amounts if the U.S. holder fails to provide an accurate taxpayer identification number (or otherwise establishes, in the manner provided by law, an exemption from backup withholding) or to report dividends required to be shown on the U.S. holder's U.S. federal income tax returns.

        Backup withholding is not an additional income tax, and the amount of any backup withholding from a payment to a U.S. holder will be allowed as credit against the U.S. holder's U.S. federal income tax liability provided that the appropriate returns are filed.

        A non-U.S. holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status to the payor, under penalties of perjury, on IRS Form W-8BEN or W-8BEN-E, as applicable. You should consult your own tax advisor as to the qualifications for exemption from backup withholding and the procedures for obtaining the exemption.

Tax consequences to U.S. holders of Aralez Shares

  Taxation of Dividends

        Subject to the PFIC rules discussed below, the gross amount of cash distributions on Aralez Shares (including any withheld Canadian taxes) will be taxable as dividends to the extent paid out of Aralez's current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such income (including any withheld Canadian taxes) will be includable in a U.S. holder's gross income as ordinary income on the day actually or constructively received by the holder. For U.S. corporate holders, such dividends generally will not be eligible for the dividends-received deduction, except for a portion of certain dividends received by a corporate U.S. holder that owns 10% of Aralez's Shares (measured by both vote and value).

        Distributions in excess of Aralez's current and accumulated earnings and profits, as determined for U.S. federal income tax purposes, will be treated as a non-taxable return of capital to the extent of the U.S. holder's basis in the Aralez Shares, and thereafter as capital gain.

        With respect to non-corporate U.S. holders, certain dividends received from a qualified foreign corporation may be subject to reduced rates of taxation ("qualified dividend income"). A qualified foreign corporation includes a foreign corporation that is eligible for the benefits of a comprehensive income tax treaty with the United States that the U.S. Treasury Department determines to be satisfactory for these purposes and which includes an exchange of information provision. The U.S. Treasury Department has determined that the Canadian-U.S. tax treaty meets these requirements. However, a foreign corporation is also treated as a qualified foreign corporation with respect to dividends paid by that corporation on shares that are readily tradable on an established securities market in the United States. U.S. Treasury Department guidance indicates that the Aralez Shares, which are expected to be listed on the NASDAQ and application has been made to list the Aralez Shares on the Toronto Stock Exchange, will be considered readily tradable on an established securities market in the United States, but there can be no assurance that the Aralez Shares will be considered readily tradable on an established securities market. Non-corporate holders that do not meet a minimum holding period requirement during which they are not protected from the risk of loss or that elect to treat the dividend income as "investment income" pursuant to section 163(d)(4) of the U.S. Code (dealing with the deduction for investment interest expense) will not be eligible for the reduced rates of taxation applicable to qualified dividend income regardless of Aralez's status as a qualified foreign corporation. In addition, the rate reduction will not apply to dividends if the recipient of a dividend is obligated to make related payments with respect to positions in substantially similar or related property. This disallowance applies even if the minimum holding period has been met.

        Subject to certain limitations, any Canadian tax withheld on dividends paid with respect to Aralez Shares in accordance with the Canadian-U.S. tax treaty and paid over to Canada, will be eligible for credit or deduction against the U.S. holder's U.S. federal income tax liability, but special complex rules apply in determining the foreign tax credit limitation with respect to dividends that are subject to the preferential tax rates. U.S. holders are urged to consult their own tax advisors to determine eligibility. Subject to the discussion below regarding section 904(h) of the U.S. Code, dividends generally will be foreign source income and will, depending on the U.S. holder's circumstances, be either "passive" or "general" income for purposes of computing the foreign tax credit allowable to such holder.

        Under section 904(h) of the U.S. Code, dividends paid by a foreign corporation that is treated as 50% or more owned, by vote or value, by U.S. persons may be treated as U.S. source income (rather than foreign source income) for foreign tax credit purposes, to the extent the foreign corporation earns U.S. source income. In most circumstances, U.S. holders would be able to choose the benefits of section 904(h)(10) and elect to treat dividends that would otherwise be U.S. source dividends as foreign source dividends, but in such a case, the foreign tax credit limitations would be separately determined with respect to such "resourced" income. In general, therefore, the application of section 904(h) may adversely affect a U.S. holder's ability to use foreign tax credits. Since the Aralez Shares are expected to be listed on the NASDAQ and application has been made to list the Aralez Shares on the Toronto Stock Exchange, Aralez may be treated as 50% or more owned by U.S. persons for purposes of section 904(h). U.S. holders are strongly urged to consult their own tax advisors regarding the possible impact if section 904(h) should apply.

        Distributions of Aralez Shares to a U.S. holder with respect to Aralez Shares that are made as part of a pro rata distribution to all Aralez shareholders generally will not be subject to U.S. federal income tax.

  Taxation of Capital Gains

        Subject to the PFIC rules discussed below, a U.S. holder that sells or otherwise disposes of Aralez Shares will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference between the amount realized and such holder's tax basis in its Aralez Shares. Capital gain of a non-corporate U.S. holder is generally taxed at preferential rates where the property is held for more than one year. The gain or loss will generally be income or loss from sources within the United States for foreign tax credit limitation purposes.

  PFIC Rules

        Aralez has indicated that it believes that Aralez Shares should not be treated as stock of a PFIC for U.S. federal income tax purposes, but this conclusion is a factual determination that is made annually and thus may be subject to change. See above for a general discussion of the PFIC rules. Holders are urged to consult their tax advisors regarding the possible application of the PFIC rules.

        Notwithstanding any election made with regard to Aralez Shares, dividends that a U.S. holder receives from Aralez will not constitute qualified dividend income if Aralez is a PFIC either in the taxable year of the distribution or the preceding taxable year. Dividends that a U.S. holder receives that do not constitute qualified dividend income are not eligible for taxation at the preferential rates applicable to qualified dividend income. Instead, such holder must include the gross amount of any such dividend paid by Aralez out of its accumulated earnings and profits (as determined for United States federal income tax purposes) in such holder's gross income, and it will be subject to tax at rates applicable to ordinary income. A U.S. holder that owns Aralez Shares during any year that Aralez is a PFIC with respect to such holder may be required to file IRS Form 8621.

  Information with Respect to Foreign Financial Assets

        Owners of "specified foreign financial assets" with an aggregate value in excess of $50,000 (and in some circumstances, a higher threshold) may be required to file an information report with respect to such assets with their tax returns. Specified foreign financial assets may include financial accounts maintained by foreign financial institutions, as well as the following, but only if they are not held in accounts maintained by financial institutions: (i) stocks and securities issued by non-United States persons, (ii) financial instruments and contracts held for investment that have non-United States issuers or counterparties, and (iii) interests in foreign entities. Holders are urged to consult their tax advisors regarding the application of this reporting requirement to their ownership of the shares.

  Backup Withholding and Information Reporting

        For a non-corporate U.S. holder, information reporting requirements, on IRS Form 1099, generally will apply to dividend payments or other taxable distributions made to such holder within the United States, and the payment of proceeds to such holder from the sale of Aralez Shares effected at a U.S. office of a broker. Additionally, backup withholding may apply to such payments to a non-corporate U.S. holder that fails to provide an accurate taxpayer identification number, is notified by the IRS that such holder has failed to report all interest and dividends required to be shown on the holder's federal income tax returns, or in certain circumstances, fails to comply with applicable certification requirements.

Principal Steps of the Arrangement

        Under the Arrangement, each of the issued QLT common shares ("QLT Shares") will be exchanged for: (a) one common share of a newly created class of common shares (referred to as "QLT Class A Common Shares") and (b) a pro rata portion of the Aralez Shares (or cash in lieu up to an aggregate amount of $15 million, subject to proration). While the terms of the QLT Class A Common Shares received by a QLT shareholder under the Arrangement will differ from the current QLT Shares, such difference will not be material. No new share certificates will be issued representing the QLT Class A Common Shares and they will be renamed "common shares".

        The principal features of the Arrangement may be summarized as follows (and are qualified in its entirety by reference to the full text of the Plan of Arrangement attached to this Proxy Statement as Appendix "A"):

  (a)
  QLT's authorized share structure, its Notice of Articles and Articles will be altered by:

  (i)
  creating the QLT Class A Common Shares; and

  (ii)
  creating and attaching to the QLT Class A Common Shares the special rights and restrictions set out in Exhibit I to the Plan of Arrangement, which will be contained in Part 26 of the Articles;

  (b)
  each of the issued QLT Shares will be and be deemed to be exchanged for the following:

  (i)
  one QLT Class A Common Share; and

  (ii)
  such number of Aralez Shares as is equal to the Aralez Share Exchange Ratio or, cash in lieu of such Aralez Shares, if the transactions contemplated by the Backstop Agreement are completed and such holder has so elected to receive cash in lieu of all or part of their entitlement to Aralez Shares, subject to proration;

  (c)
  all of the QLT Shares will be cancelled and will form part of the authorized but unissued share capital of QLT and no QLT Shares will remain outstanding;

  (d)
  QLT's authorized share structure, its Notice of Articles and Articles will be altered by:

  (i)
  reducing the authorized capital by eliminating the authorized and unissued QLT Shares;

  (ii)
  deleting the special rights and restrictions attached to the QLT Class A Common Shares and by deleting Part 26 of the Articles of QLT in its entirety; and

  (iii)
  altering the identifying name of all of the QLT Class A Common Shares to be common shares;

  (e)
  the existing QLT stock option plan will be cancelled and will have no further force or effect and a replacement option plan (which shall have the same terms and conditions as the existing QLT stock option plan except that any references to QLT Shares in such plan will be deemed to be QLT Class A Common Shares) will be deemed to be adopted by QLT and in effect;

  (f)
  the existing QLT deferred share unit plan will be cancelled and will have no further force or effect and a replacement deferred share unit plan (which shall have the same terms and conditions as the existing QLT deferred share unit plan except that any references to QLT Shares in such plan will be deemed to be QLT Class A Common Shares) will be deemed to be adopted by QLT and in effect;

  (g)
  each outstanding QLT stock option will be exchanged by the holder thereof, without any further act or formality, for a stock option (a "Replacement Option") on the same terms and conditions as the QLT stock option so exchanged except that such Replacement Option shall be exercisable to acquire a QLT Class A Common Share;

  (h)
  each outstanding QLT restricted stock unit will be exchanged by the holder thereof, without any further act or formality, for a restricted stock unit (a "Replacement Restricted Stock Unit") on the same terms and conditions as the QLT restricted stock unit so exchanged except that such Replacement Restricted Stock Unit will entitle the holders, upon vesting, to acquire a QLT Class A Common Share; and

  (i)
  each outstanding QLT deferred share unit will be exchanged by the holder thereof, without any further act or formality, for a deferred share unit (a "Replacement Deferred Share Unit") on the same terms and conditions as the QLT deferred share unit so exchanged except that the value of such Replacement Deferred Share Unit will be equal to a QLT Class A Common Share.

Court Approval

        Statutory plans of arrangement under the BCBCA are subject to approval by the Supreme Court of British Columbia (the "Court"). On    •    , 2016, QLT obtained an interim order of the Court (the "Interim Order") pursuant to Section 291 of the BCBCA, which provides for the calling and holding of the Special Meeting. A copy of the Interim Order is attached as Appendix "B".

        If shareholder approval of the Reorganization of Share Capital pursuant to the Arrangement is obtained and the Board determines to proceed with the Arrangement, QLT intends to apply to the Court for a final order approving the Arrangement (the "Final Order") at the Court House, 800 Smithe Street, Vancouver, British Columbia on    •    , 2016, at 9:45 a.m. (Vancouver time) or so soon thereafter as counsel may be heard. Please see the Requisition for Final Hearing attached as Appendix "C" for further information on participating or presenting evidence at the hearing for the Final Order.

        At the hearing for the Final Order, shareholders and creditors of QLT are entitled to appear in person or by counsel and to make a submission regarding the Arrangement, subject to filing and serving an appearance and satisfying any other applicable requirements.

        At the hearing for the Final Order, the Court will also consider, among other things, the fairness of the terms and conditions of the Arrangement and the rights and interests of every person affected. The Court may approve the Arrangement either as proposed, or subject to such terms and conditions as the Court considers appropriate, or may dismiss the application.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends that our shareholders vote "FOR" the approval of the Reorganization of Share Capital.

        In reaching its recommendation the Board of Directors considered, among others, the following factors:

  •
  the results of the Company's process to determine the most effective and efficient means to return capital to shareholders and review of strategic alternatives for maximizing shareholder value;

  •
  information concerning the financial condition, results of operations, business plans and prospects of the Company both before and after giving effect to the Reorganization of Share Capital;

  •
  the advice of the Company's management and advisors; and

  •
  the ability to make the Special Distribution pursuant to the Reorganization of Share Capital without Canadian withholding taxes of up to 25% being payable.

        The foregoing discussion of the information and factors considered by the Board of Directors is not intended to be exhaustive. In reaching the determination to propose and recommend that shareholders approve the Reorganization of Share Capital, the Board of Directors did not assign any relative or specific weights to the factors which were considered.

Vote Required

        At the Special Meeting, shareholders will be asked to consider a special resolution authorizing and approving the Arrangement pursuant to which the Reorganization of Share Capital may be effected. In order for the special resolution to be approved by shareholders, it must be passed by two-thirds of the votes cast in respect thereof at the Special Meeting.

        As set out above, shareholders are being asked to vote only on the Arrangement and not on the Special Distribution or the underlying transactions.

        The following special resolution will be submitted for a shareholder vote at the Special Meeting:

SPECIAL RESOLUTION TO APPROVE THE REORGANIZATION OF
SHARE CAPITAL PURSUANT TO THE ARRANGEMENT

        "BE IT RESOLVED as a special resolution that:

  1.
  The Arrangement under Section 288 of the Business Corporations Act (British Columbia) set forth in the Plan of Arrangement attached as Appendix "A" to the Company's Proxy Statement dated January 4, 2016, and all transactions contemplated thereby and any amendment thereto made in accordance with the Plan of Arrangement is authorized and approved.

  2.
  Notwithstanding approval of this special resolution by the Company's shareholders, the Company's Board of Directors may elect not to proceed with the Arrangement, at any time prior to the Arrangement becoming effective.

  3.
  Any director or officer of the Company is authorized, for and on behalf of the Company, to execute and deliver all documents and instruments and take such other actions as such director or officer may determine to be necessary or desirable to implement this special resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions."

INTEREST OF CERTAIN PERSONS IN MATERIAL TRANSACTIONS

        Unless otherwise disclosed in this Proxy Statement, none of the directors, director nominees, executive officers, persons who have been directors or executive officers at any time since the beginning of QLT's last completed fiscal year, or any beneficial owner of more than 5% of the outstanding common shares of QLT or any associate or affiliate of such person, had any material interest, direct or indirect, in any transaction or proceeding during the past fiscal year or in any proposed transaction or pending proceeding which has materially affected or will materially affect QLT or its subsidiaries. In the event that a director is determined to have any material interest, direct or indirect, in any transaction or proceeding or in any proposed transaction or pending proceeding of QLT, only those directors not having a material interest would be permitted to consider and evaluate any such transaction or any agreements relating to that transaction, or any actions to be undertaken by QLT relating to such proceeding.

        QLT has entered into indemnity agreements with our directors and all other officers which provide, among other things, that, subject to any requirements that may exist under the BCBCA or the Articles of QLT, QLT will indemnify such officer or director, under the circumstances and to the extent specified, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director or officer of QLT.

 AUDITED CONSOLIDATED FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 was previously mailed to all registered and beneficial shareholders of QLT. The Audited Consolidated Financial Statements of QLT for its most recently completed fiscal year ended December 31, 2014, together with the Auditors' Report thereon, which are included in our Annual Report for Canadian regulatory purposes, will be presented at the Annual General Meeting scheduled to be held on January 8, 2016. Copies of the Audited Consolidated Financial Statements, including management discussion and analysis, are available on our website at www.qltinc.com or upon request directly to QLT to the attention of "QLT Investor Relations," 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5 (Phone: 604-707-7000; Fax: 604-707-7001; e-mail: ir@qltinc.com).

        You may read and copy any document QLT files at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. QLT's SEC filings are also available to the public at the SEC's website at www.sec.gov. Additional information relating to QLT has been filed and is available on SEDAR at www.sedar.com.

DOCUMENTS INCORPORATED BY REFERENCE

        The applicable securities laws allow QLT to "incorporate by reference" documents into this Proxy Statement which are filed on SEDAR (www.sedar.com). The following information incorporated by reference into this Proxy Statement is considered to be a part of this Proxy Statement:

  •
  QLT's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on February 26, 2015, as amended on April 30, 2015.

  •
  Aralez Pharmaceutical Inc.'s registration statement on Form S-4 declared effective by the SEC on December 28, 2015 and filed on SEDAR on January     •    , 2016 (the "Aralez Registration Statement"); and

  •
  The management information circular of Tribute Pharmaceuticals Canada Inc. ("Tribute") prepared for the special meeting of Tribute shareholders to be held on February 1, 2016 (the "Tribute Circular") filed as exhibit 99.1 to the current report on Form 8K by Tribute on January     •    , 2016, and filed on SEDAR on January     •    , 2016.

        The Aralez Registration Statement and Tribute Circular are available on SEDAR under Tribute's profile at www.sedar.com. QLT undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of the request, a copy of any or all of the documents incorporated by reference into this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates.

        You should direct any requests for documents to QLT's headquarters at QLT Inc., Attention: Investor Relations, 887 Great Northern Way, Suite 250, British Columbia, Canada V5T 4T5, telephone: (604) 707-7000.

        Document requests from QLT should be made by February 4, 2016 in order to receive them before the Special Meeting.

 OTHER BUSINESS

        The Board is not aware of any other matter that will be presented at the Special Meeting. If other matters properly come before the Special Meeting, both the Interim Chief Executive Officer and the Chairman of the Board intend to vote the common shares represented by proxy for which either of them is appointed in accordance with their best judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS OF QLT INC.

Dr. Geoffrey F. Cox Interim Chief Executive Officer

APPENDIX "A"

PLAN OF ARRANGEMENT

QLT INC.
PLAN OF ARRANGEMENT UNDER
SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1
INTERPRETATION

1.1   Definitions

        In this Plan of Arrangement:

(a)
"Aralez" means Aralez Pharmaceuticals Inc., a company existing under the laws of British Columbia

(b)
"Aralez Cash Consideration" means the price per Aralez Share which QLT is contractually entitled to receive pursuant to the terms and conditions of a backstop agreement dated June 8, 2015 and amended December 7, 2015 entered into among QLT, Broadfin Healthcare Master Fund Ltd., JW Partners, LP and JW Opportunities Master Fund Ltd, as such agreement may be further amended or supplemented from time to time.

(c)
"Aralez Cash Election Notice" means the notice of election given by a QLT Shareholder in accordance with Section 2.2 pursuant to which a QLT Shareholder may elect to receive Aralez Cash Consideration in lieu of Aralez Shares, subject to proration in accordance with Section 2.3.

(d)
"Aralez Closing" means the acquisition by QLT of a minimum of 6,250,000 Aralez Shares and a maximum of 7,200,000 Aralez Shares or such other number of Aralez Shares acquired by QLT pursuant to the terms and conditions of an amended and restated share subscription agreement dated December 7, 2015, entered into among Aralez Pharmaceuticals Inc., Aralez Pharmaceuticals Plc, Tribute Pharmaceuticals Canada Inc., Pozen Inc., QLT and certain other parties, as such agreement may be further amended or supplemented from time to time.

(e)
"Aralez Shares" means common shares of Aralez.

(f)
"Aralez Share Exchange Ratio" means the number, rounded down to the nearest five decimal places, that is equal to the quotient obtained by dividing the number of Aralez Shares acquired by QLT pursuant to the Aralez Closing by the number of QLT Shares issued and outstanding on the Record Date.

(g)
"Arrangement" means an arrangement under Sections 288 to 299 of the Business Corporations Act on the terms and conditions set forth in this Plan of Arrangement.

(h)
"Board" means the board of directors of QLT.

(i)
"Business Corporations Act" means the Business Corporations Act, S.B.C. 2002, c. 57, as amended.

(j)
"Business Day" means any day which is not a Saturday, Sunday or a day on which banks are not open for business in the relevant place.

(k)
"Computershare" means, together, Computershare Investor Services Inc., QLT's registrar and transfer agent, and its affiliate Computershare Trust Company of Canada, a trust company.

(l)
"Court" means the Supreme Court of British Columbia.

(m)
"Effective Date" means the date on which the last of all necessary documents to effect the Plan of Arrangement have been filed with the Registrar.

(n)
"Election Deadline" means 5:00 p.m. (Pacific standard time) on the date established by QLT as the date by which each QLT Shareholder wishing to make an election as out in Section 2.2(a) must deposit with Computershare its duly completed Aralez Cash Election Notice in accordance with Section 2.2.

(o)
"holder" means, when used with reference to any QLT Shares, the holder of such QLT Shares, as shown from time to time on the register of shareholders maintained by Computershare on behalf of QLT.

(p)
"ITA" means the Income Tax Act (Canada).

(q)
"Maximum Cash" means $15,000,000.

(r)
"Plan of Arrangement" means this plan of arrangement, proposed under Sections 288 to 299 of the Business Corporations Act, as amended and supplemented from time to time in accordance herewith and any order of the Court.

(s)
"QLT" means QLT Inc., a company incorporated under the laws of British Columbia.

(t)
"QLT Class A Common Shares" has the meaning set out in Section 2.1(a).

(u)
"QLT Deferred Share Unit" means a deferred share unit issued pursuant to the QLT Deferred Share Unit Plan, each of which is converted only into cash and has a value equal to the market price of QLT Shares.

(v)
"QLT Deferred Share Unit Plan" means the QLT Directors' Deferred Share Unit Plan.

(w)
"QLT Meeting" means the special meeting of QLT Shareholders and any adjournment thereof to be held to consider and, if deemed advisable, approve the Arrangement.

(x)
"QLT Option" means an incentive stock option of QLT issued pursuant to the QLT Option Plan which is exercisable to acquire QLT Shares.

(y)
"QLT Option Plan" means the QLT 2000 Incentive Stock Plan as amended and restated on April 25, 2013.

(z)
"QLT Proxy Statement" means the notice of the QLT Meeting and the accompanying proxy statement, including all schedules thereto, to be sent to the QLT Shareholders and others in connection with the QLT Meeting, together with any amendments or supplements thereto.

(aa)
"QLT Restricted Stock Unit" means a restricted stock unit of QLT issued pursuant to the QLT Option Plan which entitles the holder, upon vesting, to acquire QLT Shares.

(bb)
"QLT Securityholders" means, collectively, QLT Shareholders, holders of QLT Options, holders of QLT Deferred Share Units and holders of QLT Restricted Stock Units;

(cc)
"QLT Shareholders" means the registered holders of QLT Shares as of the Record Date.

(dd)
"QLT Shares" means the common shares in the authorized share structure of QLT as constituted prior to the Effective Date, and from and after the Effective Date, it means QLT Class A Common Shares.

(ee)
"Registrar" means the Registrar of Companies appointed under Section 400 of the Business Corporations Act.

(ff)
"Record Date" means the date established by QLT for the purpose of determining the QLT Shareholders entitled to receive any of, or all of, the QLT Class A Common Shares and Aralez Shares (or Aralez Cash Consideration fully or partially in lieu thereof) under the Arrangement.

(gg)
"Replacement Deferred Share Unit" has the meaning set out Section 2.1(h).

(hh)
"Replacement Deferred Share Unit Plan" means the plan adopted by QLT pursuant to which the Replacement Deferred Share Units will be issued, which plan will have the same terms and conditions as the QLT Deferred Share Unit Plan except that any references to QLT Shares in such plan will be deemed to be to QLT Class A Common Shares.

(ii)
"Replacement Option" has the meaning set out Section 2.1(f).

(jj)
"Replacement Option Plan" means the plan adopted by QLT pursuant to which the Replacement Options and Replacement Restricted Stock Units will be issued, which plan will have the same terms and conditions as the QLT Option Plan except that any references to QLT Shares in such plan will be deemed to be to QLT Class A Common Shares.

(kk)
"Replacement Restricted Stock Unit" has the meaning set out Section 2.1(g).

(ll)
"Total Elected Cash" has the meaning set out Section 2.3.

1.2   Headings and References

        The division of this Plan of Arrangement into Articles and sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise specified, references to sections are to sections of this Plan of Arrangement.

1.3   Number, etc.

        Unless the context otherwise requires, words importing the singular number only will include the plural and vice versa; words importing the use of any gender will include all genders; and words importing persons will include firms and corporations and vice versa.

1.4   Construction

        In this Plan of Arrangement unless otherwise indicated:

(a)
the words "include", "including" or "in particular", when following any general term or statement, will not be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as permitting the general term or statement to refer to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement;

(b)
a reference to a statute means that statute, as amended and in effect as of the date of this Plan of Arrangement, and includes each and every regulation and rule made thereunder and in effect as of the date hereof;

(c)
where a word, term or phrase is defined, its derivatives or other grammatical forms have a corresponding meaning; and

(d)
time is of the essence.

1.5   Currency

        Currency amounts are expressed in United States dollars.

ARTICLE 2
THE ARRANGEMENT

2.1   The Arrangement

        On the Effective Date, subject to the provisions of Section 4.1, the following will occur and will be deemed to occur in the following order without any further authorization, act or formality:

(a)
QLT's authorized share structure, its Notice of Articles and Articles will be altered by:

(i)
creating 500,000,000 Class A common shares (the "QLT Class A Common Shares"); and

(ii)
creating and attaching to the QLT Class A Common Shares the special rights and restrictions set out in Exhibit I, which will be contained in Part 26 of the Articles;

(b)
each issued and outstanding QLT Share will be and be deemed to be exchanged for the following:

(i)
one QLT Class A Common Share; and

(ii)
such number of Aralez Shares as is equal to the Aralez Share Exchange Ratio or, in lieu of such Aralez Shares, the Aralez Cash Consideration if QLT has received the Aralez Cash Consideration and such holder has so elected in accordance with Section 2.2, subject to proration in accordance with Section 2.3;

  and all QLT Shares will be cancelled and will form part of the authorized but unissued share capital of QLT and no QLT Shares will remain outstanding;

(c)
QLT's authorized share structure, its Notice of Articles and Articles will be altered by:

(i)
reducing the authorized capital by eliminating the authorized and unissued QLT Shares;

(ii)
deleting the special rights and restrictions attached to the QLT Class A Common Shares and by deleting Part 26 of the Articles of QLT in its entirety; and

(iii)
altering the identifying name of all of the QLT Class A Common Shares to be "common shares";

(d)
the QLT Option Plan will be cancelled and will have no further force or effect and the Replacement Option Plan will be deemed to be adopted by QLT and in effect;

(e)
the QLT Deferred Share Unit Plan will be cancelled and will have no further force or effect and the Replacement Deferred Share Unit Plan will be deemed to be adopted by QLT and in effect;

(f)
each outstanding QLT Option will be deemed to be exchanged for a stock option (a "Replacement Option") on the same terms and conditions as the QLT Stock Option so exchanged except that such Replacement Option will be exercisable to acquire a QLT Class A Common Share and will be issued pursuant to, and governed by the terms of, the Replacement Option Plan;

(g)
each outstanding QLT Restricted Stock Unit will be deemed to be exchanged for a restricted stock unit (a "Replacement Restricted Stock Unit") on the same terms and conditions as the QLT Restricted Stock Unit so exchanged except that such Replacement Restricted Stock Unit will entitle the holder, upon vesting, to acquire a QLT Class A Common Share and will be issued pursuant to, and governed by the terms of, the Replacement Option Plan; and

(h)
each outstanding QLT Deferred Share Unit will be deemed to be exchanged for a deferred share unit (a "Replacement Deferred Share Unit") on the same terms and conditions as the QLT Deferred Share Unit so exchanged except that the value of such Replacement Deferred Share Unit will be equal to the value of a QLT Class A Common Share and will be issued pursuant to, and governed by the terms of, the Replacement Deferred Share Unit Plan.

2.2   Aralez Cash Election

        With respect to the distribution of Aralez Shares effected pursuant to Section 2.1(b)(ii):

(a)
each QLT Shareholder may elect to receive, in respect of each Aralez Share distributable to such QLT Shareholder pursuant to this Plan of Arrangement, the Aralez Cash Consideration, subject to proration in accordance with Section 2.4;

(b)
the election provided for in Section 2.2(a) will be made by each QLT Shareholder by depositing with Computershare, prior to the Election Deadline, a duly completed Aralez Cash Election Notice;

(c)
any Aralez Cash Election Notice, once deposited with Computershare, will be irrevocable and may not be withdrawn by a QLT Shareholder;

(d)
any QLT Shareholder who does not deposit with Computershare a duly completed Aralez Cash Election Notice prior to the Election Deadline will be deemed to have elected to receive Aralez Shares in respect of all of such holder's QLT Shares; and

(e)
notwithstanding Section 2.3 and any other contrary provision herein, in the event QLT does not receive the Aralez Cash Consideration, QLT Shareholders will not be entitled to receive the Aralez Cash Consideration.

2.3   Proration

        Subject to Section 2.2, the maximum amount of cash that may, in the aggregate, be paid to the QLT Shareholders pursuant to Section 2.1(b)(ii) will be equal to the Maximum Cash. In the event that the aggregate amount of cash that would, but for this Section 2.3, be paid to QLT Shareholders in accordance with the elections of such QLT Shareholders pursuant to Section 2.2 (the "Total Elected Cash"), exceeds the Maximum Cash, then the aggregate amount of cash to be paid to any QLT Shareholder will be determined by multiplying the aggregate amount of elected cash that would, but for this Section 2.3, be paid to such QLT Shareholder by a fraction, rounded down to five decimal places, the numerator of which is the Maximum Cash and the denominator of which is the Total Elected Cash. As a result, such holder: (i) will be deemed to have elected to receive cash for such number of Aralez Shares, rounded down to the nearest whole Aralez Share, as is equal to the amount of cash received divided by the Aralez Cash Consideration, and (ii) will receive Aralez Shares for the remainder of such holder's election entitlement for which, but for this Section 2.3, such holder would have received cash.

2.4   Entitlement to Cash Consideration

        In any case where the aggregate cash consideration payable to a particular QLT Shareholder under this Arrangement would, but for this Section 2.4, include a fraction of a cent, the consideration payable will be rounded down to the nearest whole cent.

2.5   No Fractional Aralez Shares

        No certificates representing fractional Aralez Shares will be issued under the Arrangement and no Aralez Cash Consideration will be paid in respect of fractional Aralez Shares. Where the aggregate number of Aralez Shares to be issued under the Arrangement would result in a fraction of an Aralez Share being issuable to a QLT Shareholder, the number of Aralez Shares to be received by such QLT Shareholder will be rounded down to the nearest whole Aralez Share and no QLT Shareholder will be entitled to any compensation in respect of a fractional Aralez Share.

2.6   Existing Certificates to Govern

(a)
The QLT Class A Common Shares to be issued pursuant to Section 2.1(b)(i) will be evidenced by the existing share certificates representing the QLT Shares, and no share certificates representing such QLT Class A Common Shares will be issued to the QLT Shareholders.

(b)
The Replacement Options to be issued pursuant to Section 2.1(f) will be evidenced by the existing stock option certificates representing the QLT Options, and no stock option certificates representing such Replacement Options will be issued under the Replacement Option Plan.

(c)
The Replacement Restricted Stock Units to be issued pursuant to Section 2.1(g) will be evidenced by the existing restricted stock unit certificates representing the QLT Restricted Stock Units, and no restricted stock unit certificates representing such Replacement Restricted Stock Units will be issued under the Replacement Option Plan.

(d)
The Replacement Deferred Share Units to be issued pursuant to Section 2.1(h) will be evidenced by the existing deferred share unit certificates representing the QLT Deferred Share Units, and no deferred share unit certificates representing such Replacement Deferred Share Units will be issued under the Replacement Deferred Share Unit Plan.

ARTICLE 3
DELIVERY OF SECURITIES AND CASH

3.1   Distribution of Aralez Share Certificates and Cash

        As soon as practicable following the Effective Date, QLT will cause Computershare to deliver to the QLT Shareholders as of the Record Date in accordance with the terms hereof, share certificates representing the Aralez Shares, the Aralez Cash Consideration and all other consideration to which such QLT Shareholders are entitled following the Arrangement.

3.2   Withholding and Sale Rights

        Each of QLT and Computershare will be entitled to deduct and withhold from (i) any Aralez Shares, Aralez Cash Consideration or other consideration otherwise issuable or payable pursuant to this Plan of Arrangement to any holder of QLT Shares, or (ii) any dividend or consideration otherwise payable to any holder of QLT

Shares such amounts as QLT or Computershare, respectively, is required to deduct and withhold with respect to such issuance or payment, as the case may be, under the ITA, the U.S. Internal Revenue Code or any provision of provincial, state, local or foreign tax law, in each case as amended. To the extent that the amount so required to be deducted or withheld from the Aralez Shares, dividends or consideration otherwise issuable or payable to a holder exceeds the cash portion of the consideration otherwise payable to such holder, each of QLT and Computershare is hereby authorized to sell or otherwise dispose of, at such times and at such prices as it determines, in its sole discretion, such portion of the Aralez Shares otherwise issuable or payable to such holder as is necessary to provide sufficient funds to QLT and Computershare, as the case may be, to enable it to comply with such deduction or withholding requirement, and will notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale or disposition (after deducting applicable sale commissions and any other reasonable expenses relating thereto) in lieu of the Aralez Shares or other consideration so sold or disposed of. To the extent that amounts are so withheld or Aralez Shares or other consideration are so sold or disposed of, such withheld amounts, or shares or other consideration so sold or disposed of, will be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction, withholding, sale or disposition was made, provided that such withheld amounts, or the net proceeds of such sale or disposition, as the case may be, are actually remitted to the appropriate taxing authority. Neither QLT nor Computershare will be obligated to seek or obtain a minimum price for any of the Aralez Shares or other consideration sold or disposed of by it hereunder, nor will either of them be liable for any loss arising out of any such sale or disposition.

ARTICLE 4
MISCELLANEOUS PROVISIONS

4.1   Amendment of the Plan of Arrangement

(a)
QLT reserves the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Date, provided that each such amendment, modification or supplement must be (i) set out in writing, (ii) approved by the Board, (iii) filed with the Court and, (iv) if made following the Meeting, approved by the Court, and communicated to the QLT Securityholders if and as required by the Court.

(b)
Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Meeting shall be effective only if:

(i)
it is approved by the Board; and

(ii)
if required by the Court, it is consented to by the QLT Shareholders voting in the manner directed by the Court.

(c)
Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by QLT, provided that it concerns a matter which, in the reasonable opinion of QLT, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any former QLT Securityholders.

4.2   Arrangement Effectiveness

        The Arrangement will become final and conclusively binding on the QLT Securityholders and QLT on the Effective Date.

4.3   Supplementary Actions

        Notwithstanding that the transactions and events set out in Section 2.1 will occur and will be deemed to occur in the chronological order therein set out without any act or formality, QLT will make, do, execute and deliver, or cause and procure to be made, done, executed and delivered all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may be required to give effect to this Plan of Arrangement, including, without limitation, any resolution of the Board authorizing the issue or transfer of shares, any share transfer powers evidencing the transfer of shares and any receipt therefor, and any necessary additions to or deletions from share registers.

 EXHIBIT I

SPECIAL RIGHTS AND RESTRICTIONS
ATTACHING TO THE CLASS A COMMON SHARES

Dividends

        The holders of the Class A Common Shares will, in the absolute discretion of the directors, be entitled to receive and the Company will pay out of monies of the Company properly applicable to the payment of dividends, such dividends as may be declared from time to time in respect of the Class A Common Shares. Notwithstanding any other provision of these Articles, the directors will not declare a dividend on the First Preference Shares or the Common Shares without declaring an identical dividend on the Class A Common Shares.

APPENDIX "B"

INTERIM ORDER

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

QLT INC.

PETITIONER

RE: IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING QLT INC. AND ITS SECURITYHOLDERS PURSUANT TO SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA), S.B.C. 2002, c. 57, AS AMENDED

ORDER MADE AFTER APPLICATION

	)		)	, the

BEFORE	)	MASTER	)	day of

	)		)	•, 2016

ON THE APPLICATION of the Petitioner, QLT Inc.

☒	without notice, coming on for hearing at 800 Smithe Street, Vancouver, British Columbia on • , the • day of • , 2016 and on hearing counsel for the Petitioner, Carey Veinotte;

THIS COURT ORDERS that:

1.
The Petitioner, QLT Inc. (the "Petitioner" or "QLT"), be permitted to convene, hold and conduct a special meeting of its registered holders of common shares (the "QLT Shareholders") to be held at 10:00 a.m. (Pacific Standard Time) on    •    , 2016 in Vancouver, British Columbia at the offices of QLT at 1800-510 West Georgia Street, Vancouver, British Columbia (the "Meeting").

2.
At the Meeting, QLT Shareholders will consider and, if deemed advisable, pass, with or without variation, a special resolution (the "Arrangement Resolution"), authorizing, approving and agreeing to adopt a plan of arrangement (the "Plan of Arrangement") among the Petitioner and the QLT Securityholders (the "Arrangement") as described in the Plan of Arrangement attached as part of Exhibit "B" to the Affidavit of    •    , sworn on     •    , 2016.

3.
The Meeting shall be called, held and conducted in accordance with the provisions of the Business Corporations Act (British Columbia), S.B.C. 2002, c. 27 (the "BCBCA"), as amended and the Articles of QLT, in each case subject to the terms of this Interim Order and any further Order of the Court.

4.
The following information (collectively the "Meeting Materials"):

(a)
the Notice of Special Meeting of Shareholders;

(b)
the Proxy Statement;

(c)
the Interim Order; and

(d)
the Requisition for Final Hearing,

  in substantially the same form annexed as Exhibit "B" of the Affidavit of    •    , sworn on    •    , 2016, with such amendments and inclusions thereto as counsel for the Petitioner may advise are necessary or desirable, provided that such amendments and inclusions are not inconsistent with the terms of this Order, shall be mailed by prepaid ordinary mail or sent by facsimile or other electronic transmission:

  (a)
  to the QLT Shareholders at their registered address as they appear on the books of the Petitioner at the close of business on January 4, 2016, being the record date for the determination of QLT Shareholders entitled to notice of the Meeting; and

  (b)
  to the directors and auditors of the Petitioner.

  which mailing shall occur at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing and excluding the date of the Meeting, and that service of the Meeting Materials as herein described, shall constitute good and sufficient service of such Notice of the Special Meeting of Shareholders and Notice of the Petition for a Final Order, upon all who may wish to appear in these proceedings, and no other service need be made, and such service shall be effective on the fifth day after the said Meeting Materials are mailed or, if sent by facsimile or other electronic transmission, on the date of said transmission.

5.
The Meeting Materials be mailed by prepaid ordinary mail or sent by facsimile or other electronic transmission to the holders of options and other rights to acquire securities of the Petitioner, to the extent that the holders of such rights are not already QLT Shareholders, which mailing shall occur at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing and excluding the date of the Meeting, and that service of the Meeting Materials as herein described shall constitute good and sufficient service of such Notice of Meeting and Notice of the Application for a Final Order upon all such persons and no other service need be made, and such service shall be effective on the fifth day after the said Meeting Materials are mailed or, if sent by facsimile or other electronic transmission, on the date of said transmission.

6.
The accidental omission to give the Notice of the Meeting or Notice of the Application for a Final Order to, or the non-receipt of such notices by, one or more of the persons specified herein, shall not invalidate any resolution passed or proceedings taken at the Meeting.

7.
The Chair of the Meeting (the "Chair") shall be an officer or director of the Petitioner or such other person as may be appointed by the QLT Shareholders for that purpose.

8.
The Chair is at liberty to call on the assistance of legal counsel to the Petitioner at any time and from time to time, as the Chair may deem necessary or appropriate during the Meeting, and such legal counsel is entitled to attend the Meeting for this purpose.

9.
The Meeting may be adjourned or postponed for any reason upon the approval of the Chair, and if the Meeting is adjourned or postponed, it shall be reconvened or held at a place and time to be designated by the Chair.

10.
The quorum required at the Meeting shall be the quorum required by the Articles of the Petitioner.

11.
The vote of QLT shareholders required to adopt the Arrangement Resolution at the Meeting shall be the affirmative vote of two-thirds of the common shares cast by QLT Shareholders who vote in person or by proxy on the Arrangement Resolution.

12.
The Chair or Secretary of the Meeting shall, in due course, file with the Court Affidavit(s) verifying the actions taken and the decisions reached by the QLT Shareholders at the Meeting with respect to the Arrangement.

13.
The only persons entitled to notice of or vote at the Meeting or any adjournment(s) or postponement(s) thereof either in person or by proxy shall be the QLT Shareholders as at the close of business on January 4, 2016 and the directors and auditors of the Petitioner.

14.
The Petitioner be at liberty to give notice of this application to persons outside the jurisdiction of this Honourable Court in the manner specified herein.

15.
Unless the directors of the Petitioner by resolution determine to abandon the Arrangement, the Application for the Final Order (the "Final Application") be set down for hearing before the presiding Judge in Chambers at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, on    •    , 2016 at 9:45 a.m., or such other date following the date of the Meeting as the Petitioner may determine, and that, upon approval of the Arrangement Resolution at the Meeting in the manner set forth in this Interim Order, the Petitioner be at liberty to proceed with the Final Application on that date.

16.
Any QLT Shareholder and any holder of any other right to acquire a security of the Petitioner may appear at the Final Application provided that such person shall file a Response to the Petition filed herein, in the form prescribed by the Rules of Court of the Supreme Court of British Columbia, and deliver a copy of the filed Response, together with a copy of all material on which such person intends to rely at the Final Application, including an outline of such person's proposed submissions, to counsel for the Petitioner at its address for delivery as set out in the Petition, on or before 4:00 p.m. at least seven (7) days prior to the date of the Hearing of the Final Application, or as the Court may otherwise direct.

17.
Subject to other provisions in this Order no material other than that contained in the Meeting Materials need be served on any persons in respect of these proceedings.

18.
If the Final Application is adjourned, only those persons who have filed and delivered a Response in accordance with this Interim Order need to be served and provided with notice of the adjourned date.

19.
The provisions of Rule 8-1 (apart from the requirement for an Application Record) and 16-1 be hereby dispensed with for the purposes of any further application to be made pursuant to this Petition.

20.
The Petitioner and the QLT Shareholders, directors and auditors shall, and hereby do, have liberty to apply for such further Orders as may be appropriate.

APPENDIX "C"

REQUISITION FOR FINAL HEARING

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

QLT INC.

PETITIONER

RE: IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING QLT INC. AND ITS SECURITYHOLDERS PURSUANT TO SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA), S.B.C. 2002, c. 57, AS AMENDED

REQUISITION — GENERAL

Filed by:        The Petitioner, QLT Inc. ("QLT")

Required:

To re-set the Hearing of the Petition to    •    , 2016 at 9:45 a.m. before the presiding Judge in Chambers at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, for a final order (the "Final Order") approving an arrangement (the "Arrangement") under section 291 of the Business Corporations Act (British Columbia), S.B.C. 2002, c. 57, as amended, described in the Plan of Arrangement, which is attached as Schedule "A" to the draft form of the Final Order which is attached as Exhibit "A" to this Requisition.

Please take notice that by an Interim Order of the Supreme Court of British Columbia, pronounced on,    •    , 2016, the Court has given directions as to the calling of a special meeting of the shareholders of the Petitioner for the purpose of voting upon a special resolution to approve the Arrangement.

At the Hearing of the Application for the Final Order (the "Final Application"), any shareholder of the Petitioner, director or auditor of the Petitioner, or any other interested party with leave of the Court, desiring to support or oppose the Final Application may, after filing a Response and related materials as outlined in the Interim Order and further herein, appear for that purpose, either in person or by counsel. If you do not attend, either in person or by counsel, at that time, the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, without any further notice to you.

If you wish to appear at the Final Application or wish to be notified of any further proceedings, YOU MUST GIVE NOTICE of your intention by filing a Response to Petition with the Court at the Court Registry at 800 Smithe Street, Vancouver, British Columbia, and YOU MUST ALSO DELIVER a copy of the filed Response, together with a copy of all material on which you intend to rely at the Final Application, if any, to counsel for the Petitioner at their address for delivery set out below by 4:00 p.m. (Pacific Standard Time) on    •    , 2016or at a later date with leave of the Court.

The Petitioner's address for delivery is:	Taylor Veinotte Sullivan, Barristers Suite 300 – 1168 Hamilton Street Vancouver, BC V6B 2S2 Telephone: (604) 687-7007

Attention: Carey Veinotte

You or your counsel may file the Response. You may obtain a form of Response at the Court Registry.

If you do not file a Response and attend either in person or by counsel at the time of such Final Application, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. Any person desiring further information about the steps that must be taken prior to making submissions may contact counsel for the Petitioner at the address set out above.

A copy of the Petition and other documents in the proceedings will be furnished to any shareholder of the Petitioner or other interested party requesting the same by counsel for the Petitioner.

This Requisition is supported by the following:

  1.
  Petition dated    •    , 2016 and filed herein;

  2.
  Affidavit No. 2 of    •    , made    •    , 2016; and

  3.
  Interim Order of Master    •    , pronounced    •    , 2016.

It is anticipated that this Final Application will not be contentious and will take 10 minutes to be heard.

Date:	• , 2016	Signature of •

		☐ Petitioner	☒ lawyer for the Petitioner

This REQUISITION was prepared by the law firm of Taylor Veinotte Sullivan, Barristers (Attention:    •    ), Suite 300 – 1168 Hamilton Street, Vancouver, British Columbia, V6B 2S2, Telephone: (604) 687-7007.

 EXHIBIT "A" — DRAFT FINAL ORDER

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

QLT INC.

PETITIONER

RE: IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING QLT INC. AND ITS SECURITYHOLDERS PURSUANT TO SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA), S.B.C. 2002, c. 57, AS AMENDED

ORDER MADE AFTER APPLICATION

	)		)	•, the

BEFORE	)	THE HONOURABLE	)	• day of

	)		)	•, 2016

ON THE APPLICATION of the Petitioner, QLT Inc.

        ☒    coming on for hearing at 800 Smithe Street, Vancouver, British Columbia on    •    , 2016 and on hearing counsel for the Petitioner,    •    ;

AND UPON all of the terms of the Interim Order in this proceeding pronounced on    •    , 2016 having been complied with and the requisite approval of the Shareholders of the Petitioner having being obtained at the Meeting (as defined in the Interim Order) of the Petitioner called and held in accordance with the Interim Order;

AND UPON IT APPEARING that the terms and conditions of the arrangement (the "Arrangement") as described in the plan of arrangement, a copy of which is annexed as Schedule "A" to this Order (the "Plan of Arrangement") may properly be approved by this Honourable Court.

THIS COURT DECLARES:

1.
that the Arrangement be and is hereby approved as being fair and reasonable to the holders of common shares, options, restricted stock units and deferred share units of the Petitioner; and

THIS COURT ORDERS:

1.
that the Arrangement be and is hereby, approved, and shall be implemented in the manner set forth in the Plan of Arrangement and be binding on the Petitioner and its Securityholders in accordance with the terms of the Plan of Arrangement; and

2.
that the Petitioner shall, and hereby does, have liberty to apply for such further Order or Orders as may be appropriate.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of
☐ petitioner	☒ lawyer for Petitioner,

QLT INC.
•
By the Court

Registrar

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QLT Inc.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

QLTQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
COMMON SHARES

Holder Account Number
C9999999999 IND

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Form of Proxy - Special Meeting to be held on February 11, 2016

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by February 9, 2016 at 10:00 AM (Pacific Time)

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

QLTQ_PRX_219509/000001/000001/i

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Appointment of Proxyholder

I/We being holder(s) of QLT Inc. hereby appoint: Mr. Jason M. Aryeh, Chairman of the Board, or failing him, Dr. Geoffrey F. Cox, Interim Chief Executive Officer of the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of shareholders of QLT Inc. (the "Company") to be held at 1800 - 510 West Georgia Street, Vancouver, B.C. V6B 0M3, on February 11, 2016 at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against	Withhold
1. Approval of Reorganization of Share Capital To approve, by special resolution, a reorganization of the Company's share capital pursuant to a statutory plan of arrangement, as more particularly set forth in the accompanying Proxy Statement.	☐	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Q L T Q 2 1 9 5 0 9 2 A P R A R 0 9 9 9 9 9